As filed with the Securities and Exchange Commission on
                                November 25, 1998

                                              1933 Act Registration No. 2-51992
                                              1940 Act Registration No. 811-2527

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

         REGISTRATION  STATEMENT  UNDER THE  SECURITIES  ACT OF 1933

         Pre-Effective Amendment No.
                                       -------
         Post-Effective Amendment No.     45
                                       -------

                                       and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

         Amendment No.     45
                        -------

                               ZURICH MONEY FUNDS
                               ------------------
                       (formerly named Kemper Money Funds)
               (Exact name of Registrant as Specified in Charter)

               222 South Riverside Plaza, Chicago, Illinois  60606
               --------------------------------------------  -----
                  (Address of Principal Executive Office)  (Zip Code)

 Registrant's Telephone Number, including Area Code: (312) 537-7000

     Philip J. Collora, Secretary                     With a copy to:
          Zurich Money Funds                         Cathy G. O'Kelly
       222 South Riverside Plaza                      David A. Sturms
     Chicago, Illinois 60606-5808            Vedder, Price, Kaufman & Kammholz
(Name and Address of Agent for Service)          222 North LaSalle Street
                                                 Chicago, Illinois  60601

         It is proposed that this filing will become effective

                    Immediately upon filing pursuant to paragraph (b)
          --------

             X     on November 30, 1998 pursuant to paragraph (b)
          --------

                   60 days after filing pursuant to paragraph (a)(1)
          --------

                   on November 30, 1998 pursuant to paragraph (a)(1)
          --------

                   75 days after filing pursuant to paragraph (a)(2)
          --------

                   on November 30, 1998 pursuant to paragraph (a)(2) of Rule 485
          --------

If appropriate, check the following:
                    this post-effective amendment designates a new effective -------- date for a previously filed post-Effective amendment

                               ZURICH MONEY FUNDS

                              CROSS-REFERENCE SHEET
                       BETWEEN ITEMS ENUMERATED IN PART A
                           OF FORM N-1A AND PROSPECTUS



      Item No.         Item Caption                     Prospectus Caption
      --------         ------------                     ------------------

         1.            Cover Page                       Cover Page

         2.            Synopsis                         Summary; Summary of Expenses

         3.            Condensed Financial              Financial Highlights; Performance
                       Information

         4.            General Description of           Summary; Capital Structure; How the Funds Work; Investment
                       Registrant                       Objectives, Policies and Risk Factors

         5.            Management of the Fund           Summary; Investment Manager; How to Make a Purchase

        5A.            Management's Discussion of       Inapplicable
                       Fund Performance

         6.            Capital Stock and Other          Summary; Capital Structure; Dividends and Taxes; How to Make a
                       Securities                       Purchase; Investment Objectives, Policies and Risk Factors

         7.            Purchase of Securities Being     Summary; How to Make a Purchase; Net Asset Value; Investment
                       Offered                          Manager; Special Features; Account Services Directory

         8.            Redemption or Repurchase         Summary; How to Make a Redemption; Special Features; Account
                                                        Services Directory

         9.            Pending Legal Proceedings        Inapplicable


                            Cross Reference - Page 1



                               ZURICH MONEY FUNDS

                              CROSS-REFERENCE SHEET
                       BETWEEN ITEMS ENUMERATED IN PART B
              OF FORM N-1A AND STATEMENT OF ADDITIONAL INFORMATION


                                                        Caption in Statement
      Item No.         Item Caption                     of Additional Information
      --------         ------------                     -------------------------

        10.            Cover Page                       Cover Page

        11.            Table of Contents                Table of Contents

        12.            General Information and          Inapplicable
                       History

        13.            Investment Objectives and        Investment Restrictions; Municipal Securities; Appendix--Ratings
                       Policies                         of Investments

        14.            Management of the Fund           Investment Manager; Officers and Trustees

        15.            Control Persons and Principal    Officers and Trustees
                       Holders of Securities

        16.            Investment Advisory and Other    Investment Manager; Officers and Trustees
                       Services

        17.            Brokerage Allocation and         Portfolio Transactions
                       Other Practices

        18.            Capital Stock and Other          Shareholder Rights
                       Securities

        19.            Purchase, Redemption and         Purchase and Redemption of Shares; Dividends, Net Asset Value
                       Pricing of Securities Being      and Taxes
                       Offered

        20.            Tax Status                       Dividends, Net Asset Value and Taxes

        21.            Underwriters                     Investment Manager

        22.            Calculation of Performance       Performance
                       Data

        23.            Financial Statements             Financial Statements

                            Cross Reference - Page 2

[LOGO]

Zurich Money Funds
prospectus

November 30, 1998

ZURICH MONEY FUNDS
222 South Riverside Plaza
Chicago, Illinois 60606-5808
1-800-537-6001

The Funds are designed for investors who seek maximum current income to the extent consistent with stability of principal. Each Fund invests exclusively in high quality money market instruments.

o Zurich Money Market Fund
o Zurich Government Money Fund
o Zurich Tax-Free Money Fund

This prospectus contains information about each Fund that a prospective investor should know before investing and should be retained or future reference. A Statement of Additional Information dated November 30, 1998, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. It is available upon request without charge from the Funds at the address above or by calling 1-800-537-6001.

Investments in the Funds are neither insured nor guaranteed by the U. S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and are not deposits or obligations of, or guaranteed or endorsed by, any bank. There can be no assurance that a Fund will be able to maintain a stable net asset value of $1.00 per share.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                Table of Contents

Summary..................................................................... 1

Summary of Fund Expenses.................................................... 3

Financial Highlights........................................................ 4

How the Funds Work.......................................................... 6

Investment Objectives, Policies and Risk Factors............................ 7

Net Asset Value-- Determining Share Price.................................. 14

How to Make a Purchase..................................................... 14

How to Make a Redemption................................................... 17

Exchanging Shares.......................................................... 21

Special Features........................................................... 23

Dividends and Taxes........................................................ 25

Investment Manager......................................................... 28

Performance................................................................ 29

Capital Structure.......................................................... 30

Account Services Directory................................................. 32

Summary

Investment Objectives

Zurich Money Funds (the "Trust") is an open-end, diversified, management investment company offering a choice of three investment funds ("Funds"). Each Fund is designed to provide you with professional management of your short-term investment dollars; the dollars that you want to be very liquid and accessible when special opportunities arise or that you want to know are in high quality investments.

Each Fund invests in high quality short-term money market instruments consistent with its specific objective.

o The Zurich Money Market Fund seeks maximum current income to the extent consistent with stability of principal from a portfolio primarily of commercial paper and bank obligations.

o The Zurich Government Money Fund seeks maximum current income to the extent consistent with stability of principal from a portfolio of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

o The Zurich Tax-Free Money Fund seeks maximum current income that is exempt from federal income taxes to the extent consistent with stability of principal from a portfolio of municipal securities.

Each Fund may use a variety of investment techniques in seeking its objective including the purchase of repurchase agreements and variable rate securities. Each Fund seeks to maintain a net asset value of $1.00 per share; however, there is no assurance that the objective of any Fund will be achieved or that any Fund will be able to maintain a net asset value of $1.00 per share. See "How the Funds Work" and "Investment Objectives, Policies and Risk Factors."

Investment Manager


Scudder Kemper Investments, Inc. ("Scudder Kemper") is the investment manager for the Funds and provides the Funds with continuous professional investment supervision. Scudder Kemper is paid a monthly investment management fee on a graduated basis at an annual rate ranging from 0.50% of the first $215 million of average daily net assets of the Trust to 0.25% of average daily net assets of the Trust over $800 million. See "Investment Manager."

Buying and Selling Shares


You may buy and sell shares of each Fund at net asset value with no sales charge. The minimum initial investment is $1,000 or $50 per month with an automatic investment plan. The minimum subsequent investment is $100 ($50 with an automatic investment plan). Accounts may be opened using the account application available from the Funds or downloaded from www.zurichfunds.com. Shares may be purchased by mailing a check, by wire transfer or in person in downtown Chicago and Kansas City. Please see "How To Make a Purchase" for more information on how easy it is to invest. Shares may be sold or redeemed by written request or by using one of the Funds' expedited redemption procedures. See "How To Make a Redemption" for specific details.


Dividends

Dividends are declared daily and paid monthly. Dividends are automatically reinvested in additional shares of the same Fund, unless you elect to be paid by check. See "Dividends and Taxes."

Special Features


A number of features are available to account holders, including: the Zurich MoneyPLUS AccountSM, a cash management program offering a combination of features including a no minimum checking account and a VISA(R) Check Card and electronic funds transfer programs. See "Special Features" and "Account Services Directory" for a description of these and other features.

Summary of Fund Expenses

Shareholder Transaction Expenses*

Sales Load on Purchases........................................ None

Sales Load on Reinvested Dividends............................. None

Deferred Sales Load............................................ None

Redemption Fees................................................ None

Exchange Fee................................................... None

-----------

* Table does not include $3.00 monthly small account fee. See "How to Make a Redemption."

Annual Fund Operating Expenses
(as a percentage of average net assets)


                                                  Zurich
                             Zurich Money    Government Money  Zurich Tax-Free
                              Market Fund          Fund           Money Fund
                              -----------          ----           ----------


Management Fees                 0.27%             0.27%             0.27%

12b-1 Fees                      None              None              None


Other Expenses                  0.21%             0.16%             0.09%
                                -----             -----             -----

Total Operating Expenses        0.48%             0.43%             0.36%


Example

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return and redemption at the end of each time period:



Fund                           1 year        3 years       5 years      10 years
----                           ------        -------       -------      --------


Money Market                  $ 5          $ 15           $ 27         $ 60

Government                    $ 4          $ 14           $ 24         $ 54

Tax-Free                      $ 4          $ 12           $ 20         $ 46




The purpose of the table above is to assist you in understanding the various costs and expenses that an investor in a Fund will bear directly or indirectly. Investment dealers and other firms may independently charge shareholders additional fees. The example assumes a 5% annual rate of return pursuant to requirements of the Securities and Exchange Commission. This hypothetical rate of return is not intended to be representative of past or future performance of any Fund. The Example should not be considered to be a representation of past or future expenses. Actual expenses may be greater or less than those shown.

Financial Highlights

The tables below show financial information for each Fund, expressed in terms of one share outstanding throughout the period. The information in the tables is covered by the report of the Funds' independent auditors. The report is contained in the Funds' Registration Statement and is available from the Funds. The financial statements contained in the Funds' 1998 Annual Report to Shareholders are incorporated herein by reference and may be obtained by writing or calling the Funds.

Zurich Money Market Fund



                               Year ended July 31,


                                                   1998         1997       1996
--------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of year                $1.00      1.00           1.00
--------------------------------------------------------------------------------
Net investment income and dividends declared        .05       .05            .05
--------------------------------------------------------------------------------
Net asset value, end of year                      $1.00      1.00           1.00
--------------------------------------------------------------------------------
Total Return:                                     5.38%        5.27         5.34
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
Expenses                                           .48%         .45          .50
--------------------------------------------------------------------------------
Net investment income                             5.24%        5.14         5.20
--------------------------------------------------------------------------------
Supplemental Data:
Net assets at end of year (in thousands)      $4,538,627  4,361,935    4,225,775
--------------------------------------------------------------------------------



Zurich Government Money Fund



                                                        Year ended July 31,

                                                   1998        1997        1996
--------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of year                $1.00      1.00           1.00
--------------------------------------------------------------------------------
Net investment income and dividends declared        .05       .05            .05
--------------------------------------------------------------------------------
Net asset value, end of year                      $1.00      1.00           1.00
--------------------------------------------------------------------------------
Total Return:                                     5.33%        5.26         5.34
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
Expenses                                           .43%         .44          .46
--------------------------------------------------------------------------------
Net investment income                             5.20%        5.13         5.20
--------------------------------------------------------------------------------
Supplemental Data:
Net assets at end of year (in thousands)        $686,871    671,139      672,041
--------------------------------------------------------------------------------

                                       Year ended July 31,

    1995         1994        1993       1992        1991       1990       1989
--------------------------------------------------------------------------------

   1.00         1.00         1.00       1.00        1.00       1.00       1.00
--------------------------------------------------------------------------------
    .05          .03          .03        .04         .07        .08        .09
--------------------------------------------------------------------------------
   1.00         1.00         1.00       1.00        1.00       1.00       1.00
--------------------------------------------------------------------------------
   5.34         3.20         2.96       4.45        7.19       8.50       9.03
--------------------------------------------------------------------------------

    .52          .52          .52        .49         .46        .45        .49
--------------------------------------------------------------------------------
   5.19         3.14         2.92       4.42        6.94       8.16       8.71
--------------------------------------------------------------------------------

4,025,098    4,148,789    4,499,930  5,664,194   7,553,950  7,603,418  6,638,489
--------------------------------------------------------------------------------



Zurich Government Money Fund (continued)


                                      Year ended July 31,

    1995         1994        1993       1992        1991       1990       1989
--------------------------------------------------------------------------------

   1.00         1.00         1.00       1.00        1.00       1.00       1.00
--------------------------------------------------------------------------------
    .05          .03          .03        .04         .07        .08        .09
--------------------------------------------------------------------------------
   1.00         1.00         1.00       1.00        1.00       1.00       1.00
--------------------------------------------------------------------------------
   5.36         3.20         2.97       4.50        6.95       8.45       8.96
--------------------------------------------------------------------------------

    .46          .47          .45        .43         .43        .43        .49
--------------------------------------------------------------------------------
   5.21         3.15         2.94       4.44        6.65       8.08       8.79
--------------------------------------------------------------------------------

603,601      707,368      694,303    926,328     1,126,417  845,347    514,303
--------------------------------------------------------------------------------

Zurich Tax-Free Money Fund


                               Year ended July 31,


                                                   1998         1997       1996
--------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period              $1.00      1.00           1.00
--------------------------------------------------------------------------------
Net investment income and dividends declared        .03       .03            .03
--------------------------------------------------------------------------------
Net asset value, end of period                    $1.00      1.00           1.00
--------------------------------------------------------------------------------
Total Return:                                     3.46%        3.39         3.44
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
Expenses                                           .36%         .37          .39
--------------------------------------------------------------------------------
Net investment income                             3.39%        3.33         3.38
--------------------------------------------------------------------------------
Supplemental Data:
Net assets at end of period (in thousands)      $815,894    771,315      729,018
--------------------------------------------------------------------------------


Note: Ratios have been determined on an annualized basis. Total return is not annualized. The Zurich Money Market Fund's total return for the year ended July 31, 1995 includes the effect of a capital contribution from the investment manager. Without the capital contribution, the total return would have been 4.62%.

How the Funds Work

Zurich Money Funds are designed to provide you with professional management of short-term investment dollars. They are designed for investors who seek maximum current income consistent with stability of principal plus liquidity. To help meet these objectives, you are provided with a choice of separate investment funds ("Funds"): the Zurich Money Market Fund (the "Money Market Fund"), the Zurich Government Money Fund (the "Government Money Fund") and the Zurich Tax-Free Money Fund (the "Tax-Free Money Fund"). Because each Fund combines its shareholders' money, it can buy and sell large blocks of securities, which reduces transaction costs and maximizes yields. Each Fund is managed by investment professionals who analyze market trends to take advantage of changing conditions and who seek to minimize risk by diversifying each Fund's investments.

Each Fund seeks to maintain a net asset value of $1.00 per share. Thus, the Funds are designed for investors who want to avoid the fluctuations of principal commonly associated with equity and long-term bond investments. The fluctuations of these other types of investments are often represented by the movement of various unmanaged market indexes, such as the Dow Jones Industrial Average. In addition, although there can be no guarantee that a Fund will achieve its objective or that it will maintain a net asset value of $1.00 per share, each Fund has maintained a $1.00 net asset value since its inception.

                                     Year ended July 31,
     1995        1994        1993        1992        1991       1990       1989
--------------------------------------------------------------------------------

   1.00          1.00       1.00         1.00        1.00       1.00        1.00
--------------------------------------------------------------------------------
    .03           .02        .02          .04         .05        .06         .06
--------------------------------------------------------------------------------
   1.00          1.00       1.00         1.00        1.00       1.00        1.00
--------------------------------------------------------------------------------
   3.53          2.33       2.39         3.57        5.07       5.81        6.21
--------------------------------------------------------------------------------

    .40           .41        .39          .39         .38        .40         .39
--------------------------------------------------------------------------------
   3.46          2.30       2.36         3.49        4.92       5.64        6.12
--------------------------------------------------------------------------------

760,143       792,131    758,630      796,272     788,253    693,307     529,670
--------------------------------------------------------------------------------


Investment Objectives, Policies and Risk Factors

Money Market Fund

The Money Market Fund seeks maximum current income to the extent consistent with stability of principal. The Fund pursues its objective by investing exclusively in the following types of U.S. Dollar denominated money market instruments that mature in 12 months or less:

o Obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities.

o Bank certificates of deposit (including time deposits) or bankers' acceptances limited to domestic banks (including their foreign branches) and Canadian chartered banks having total assets in excess of $1 billion.

o Commercial paper obligations rated A-1 or A-2 by Standard & Poor's Corporation ("S&P") or Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("Moody's") or issued by companies with an unsecured debt issue outstanding currently rated Aa by Moody's or AA by S&P or higher and investments in other corporate obligations such as publicly traded bonds, debentures and notes rated Aa by Moody's or AA by S&P or higher. For a description of these ratings, see "Appendix -- Ratings of Investments" in the Statement of Additional Information.

o Repurchase agreements of obligations that are suitable for investment under the categories set forth above. Repurchase agreements are discussed below.

To the extent the Money Market Fund purchases Eurodollar certificates of deposit issued by London branches of U.S. banks, or commercial paper issued by foreign entities, consideration will be given to their marketability, to possible restrictions on international currency transactions and to regulations imposed by the domicile country of the foreign issuer. Eurodollar certificates of deposit are not subject to the same regulatory requirements as certificates issued by U.S. banks and associated income may be subject to the imposition of foreign taxes.

The Money Market Fund may invest in commercial paper which is issued by major corporations without registration under the Securities Act of 1933 in reliance on the exemption from registration afforded by Section 3(a)(3) thereof. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited.

The Fund may also invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as the Fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Fund's investment manager considers the legally restricted but readily saleable Section 4(2) paper to be liquid; however, pursuant to procedures approved by the Board of Trustees of the Trust, if a particular investment in Section 4(2) paper is not determined to be liquid, that investment will be included within the 10% limitation on illiquid securities discussed under "The Funds" below. The Fund's investment manager monitors the liquidity of its investments in Section 4(2) paper on a continuous basis.

The Money Market Fund may concentrate more than 25% of its assets in bank certificates of deposit or banker's acceptances of United States banks in accordance with its investment objective and policies. Accordingly, the Fund may be more adversely affected by changes in market or economic conditions and other circumstances affecting the banking industry than it would be if the Fund's assets were not so concentrated.

Government Money Fund

The Government Money Fund seeks maximum current income to the extent consistent with stability of principal. The Fund pursues its objective by investing exclusively in the following securities that mature within 12 months or less.

o U.S. Treasury bills, notes, bonds and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

o    Repurchase agreements of the obligations described above.

Some securities issued by U.S. Government agencies or instrumentalities are supported only by the credit of the agency or instrumentality, such as those issued by the Federal Home Loan Bank, and others have an additional line of credit with the U.S. Treasury, such as those issued by the Federal National Mortgage Association, Farm Credit System and Student Loan Marketing Association. Short-term U.S. Government obligations generally are considered to be the safest short-term investment. The U.S. Government guarantee of the securities owned by the Fund, however, does not guarantee the net asset value of its shares, which the Fund seeks to maintain at $1.00 per share. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality or by an additional line of credit with the U.S. Treasury, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Tax-Free Money Fund

The Tax-Free Money Fund seeks maximum current income that is exempt from federal income taxes to the extent consistent with stability of principal. The Fund pursues its objective primarily through a professionally managed, diversified portfolio of short-term high quality tax-exempt municipal obligations.

Under normal market conditions at least 80% of the Fund's total assets will, as a fundamental policy, be invested in obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the income from which is exempt from federal income tax ("Municipal Securities"). In compliance with the position of the staff of the Securities and Exchange Commission, the Fund does not consider "private activity" bonds as described in "Dividends and Taxes -- Tax-Free Money Fund" as Municipal Securities for purposes of the 80% limitation. This is a fundamental policy so long as the staff maintains its position, after which it would become non-fundamental.

Dividends representing net interest income received by the Tax-Free Money Fund on Municipal Securities will be exempt from federal income tax when distributed to the Fund's shareholders. Such dividend income may be subject to state and local taxes. See "Dividends and Taxes -- Tax-Free Money Fund." The Fund's assets will consist of Municipal Securities, temporary investments as described below and cash. The Fund considers short-term Municipal Securities to be those that mature in one year or less.

The Tax-Free Money Fund will invest only in Municipal Securities which at the time of purchase:

o are rated within the two highest ratings for Municipal Securities (Aaa or Aa) assigned by Moody's or (AAA or AA) assigned by S&P;

o are guaranteed or insured by the U.S. Government as to the payment of principal and interest;

o are fully collateralized by an escrow of U.S. Government securities acceptable to the Fund's investment manager;

o have at the time of purchase a Moody's short-term municipal securities rating of MIG-2 or higher or a municipal commercial paper rating of P-2 or higher, or S&P's municipal commercial paper rating of A-2 or higher;

o are unrated, if longer term Municipal Securities of that issuer are rated within the two highest rating categories by Moody's or S&P; or

o are determined to be at least equal in quality to one or more of the above ratings in the discretion of the Fund's investment manager.

Municipal Securities generally are classified as "general obligation" or "revenue" issues. General obligation bonds are secured by the issuer's pledge of its full credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Industrial development bonds held by the Fund are in most cases revenue bonds and are not payable from the unrestricted revenues of the issuer. Among other types of instruments, the Fund may purchase tax-exempt commercial paper, warrants and short-term municipal notes such as tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax payments, the proceeds of bond placements or other revenues. A more detailed discussion of Municipal Securities and the Moody's and S&P ratings outlined above is contained in the Statement of Additional Information. As indicated above and under "Dividends and Taxes -- Tax-Free Money Fund," the Fund may invest in "private activity" bonds.

The Tax-Free Money Fund may purchase securities which provide for the right to resell them to an issuer, bank or dealer at an agreed upon price or yield within a specified period prior to the maturity date of such securities. Such a right to resell is referred to as a "Standby Commitment." Securities may cost more with Standby Commitments than without them. Standby Commitments will be entered into solely to facilitate portfolio liquidity. A Standby Commitment may be exercised before the maturity date of the related Municipal Security if the Fund's investment manager revises its evaluation of the creditworthiness of the underlying security or of the entity issuing the Standby Commitment. The Fund's policy is to enter into Standby Commitments only with issuers, banks or dealers that are determined by the Fund's investment manager to present minimal credit risks. If an issuer, bank or dealer should default on its obligation to repurchase an underlying security, the Fund might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere. For purposes of valuing the Fund's securities at amortized cost, the stated maturity of Municipal Securities subject to Standby Commitments is not changed.

The Tax-Free Money Fund may purchase high quality Certificates of Participation in trusts that hold Municipal Securities. A Certificate of Participation gives the Fund an undivided interest in the Municipal Security in the proportion that the Fund's interest bears to the total principal amount of the Municipal Security. These Certificates of Participation may be variable rate or fixed rate with remaining maturities of one year or less. A Certificate of Participation may be backed by an irrevocable letter of credit or guarantee of a financial institution that satisfies rating agencies as to the credit quality of the Municipal Security supporting the payment of principal and interest on the Certificate of Participation. Payments of principal and interest would be dependent upon the underlying Municipal Security and may be guaranteed under a letter of credit to the extent of such credit. The quality rating by a rating service of an issue of Certificates of Participation is based primarily upon the rating of the Municipal Security held by the trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the issue. The Fund's investment manager considers these factors as well as others, such as any quality ratings issued by the rating services identified above, in reviewing the credit risk presented by a Certificate of Participation and in determining whether the Certificate of Participation is appropriate for investment by the Fund. It is anticipated by the Fund's investment manager that, for most publicly offered Certificates of Participation, there will be a liquid secondary market or there may be demand features enabling the Fund to readily sell its Certificates of Participation prior to maturity to the issuer or a third party. As to those instruments with demand features, the Fund intends to exercise its right to demand payment from the issuer of the demand feature only upon a default under the terms of the Municipal Security, as needed to provide liquidity to meet redemptions, or to maintain a high quality investment portfolio.

The Tax-Free Money Fund may purchase and sell Municipal Securities on a when-issued or delayed delivery basis. A when-issued or delayed delivery transaction arises when securities are bought or sold for future payment and delivery to secure what is considered to be an advantageous price and yield to the Fund at the time it enters into the transaction. In determining the maturity of portfolio securities purchased on a when-issued or delayed delivery basis, the Fund will consider them to have been purchased on the date when it committed itself to the purchase.

A security purchased on a when-issued basis, like all securities held by the Tax-Free Money Fund, is subject to changes in market value based upon changes in the level of interest rates and investors' perceptions of the creditworthiness of the issuer. Generally such securities will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore if, in order to achieve higher interest income, the Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility that the market value of the Fund's assets will vary from $1.00 per share, since the value of a when-issued security is subject to market fluctuation and no interest accrues to the purchaser prior to settlement of the transaction. See "Net Asset Value -- Determining Share Price."

The Fund will only make commitments to purchase Municipal Securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but the Fund reserves the right to sell these securities before the settlement date if deemed advisable. The sale of these securities may result in the realization of gains that are not exempt from federal income tax.

In seeking to achieve its investment objective, the Tax-Free Money Fund may invest all or any part of its assets in Municipal Securities that are industrial development bonds. Moreover, although the Fund does not currently intend to do so on a regular basis, it may invest more than 25% of its assets in Municipal Securities that are repayable out of revenue streams generated from economically related projects or facilities, if such investment is deemed necessary or appropriate by the Fund's investment manager. To the extent that the Fund's assets are concentrated in Municipal Securities payable from revenues on economically related projects and facilities, the Fund will be subject to the risks presented by such projects to a greater extent than it would be if the Fund's assets were not so concentrated.

From time to time, as a defensive measure or when acceptable short-term Municipal Securities are not available, the Tax-Free Money Fund may invest in taxable "temporary investments" which include:

o    obligations of the U.S. Government, its agencies or instrumentalities;

o    debt securities rated within the two highest grades by Moody's or S&P;

o commercial paper rated in the two highest grades by either of such rating services;

o certificates of deposit of domestic banks with assets of $1 billion or more; and

o any of the foregoing temporary investments subject to repurchase agreements (Repurchase agreements are discussed below).

Interest income from temporary investments is taxable to shareholders as ordinary income. Although the Fund is permitted to invest in taxable securities, it is the Fund's primary intention to generate income dividends that are not subject to federal income taxes. See "Dividends and Taxes." For a description of the ratings, see "Appendix -- Ratings of Investments" in the Statement of Additional Information.

The Funds

In addition to the specific investment objective and policies listed above, each Fund limits its investments to securities that meet the requirements of Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"). See "Net Asset Value -- Determining Share Price."

Each Fund may invest in instruments that have interest rates that adjust periodically or that "float" continuously according to formulae intended to minimize fluctuation in values of the instruments ("Variable Rate Securities"). The interest rate on a Variable Rate Security is ordinarily determined by reference to or is a percentage of an objective standard such as a bank's prime rate, the 90-day U.S. Treasury bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Some Variable Rate Securities ("Variable Rate Demand Securities") have a demand feature entitling the purchaser to resell the securities at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest. As is the case for other Variable Rate Securities, the interest rate on Variable Rate Demand Securities varies according to some objective standard intended to minimize fluctuation in the values of the instruments. Each Fund determines the maturity of Variable Rate Securities in accordance with Securities and Exchange Commission rules which allow the Fund to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

Each Fund may invest in repurchase agreements, which are instruments under which a Fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which price is higher than the purchase price), thereby determining the yield during the Fund's holding period. Maturity of the securities subject to repurchase may exceed one year. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income. A Fund will not purchase illiquid securities, including time deposits and repurchase agreements maturing in more than seven days, if, as a result thereof, more than 10% of such Fund's net assets valued at the time of the transaction would be invested in such securities.

A Fund may not borrow money except as a temporary measure for extraordinary or emergency purposes, and then only in an amount up to one-third of the value of its total assets, in order to meet redemption requests without immediately selling any portfolio securities. Any such borrowings under this provision will not be collateralized. If for any reason the current value of the Fund's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Fund will, within three business days, reduce its indebtedness to the extent necessary. No Fund will borrow for leverage purposes.

Certain investment restrictions have been adopted for each Fund and are presented in the Statement of Additional Information and together with the investment objective and policies of such Fund, cannot be changed without approval by holders of a majority of its outstanding voting shares. As defined in the 1940 Act, this means the lesser of the vote of (a) 67% of the shares of such Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy; or
(b) more than 50% of the outstanding shares of the Fund.

Net Asset Value -- Determining Share Price

The price you pay when you buy shares in a Fund and the price you receive if you redeem is the net asset value computed after we receive your order to buy or redeem in proper form (as described under "How To Make a Purchase"). The net asset value per share of each Fund is calculated by dividing the total value of the assets of the Fund, minus its liabilities, by the total number of its shares outstanding.

The net asset value per share of each Fund is determined on each day the New York Stock Exchange is open for trading, at 11:00 a.m., 1:00 p.m. and 3:00 p.m. Central time for the Money Market and Government Money Funds and at 11:00 a.m. and 3:00 p.m. Central time for the Tax-Free Money Fund. Each Fund seeks to maintain a net asset value of $1.00 per share.

Each Fund values its portfolio instruments at amortized cost in accordance with Rule 2a-7 under the 1940 Act, which means that they are valued at their acquisition cost (as adjusted for amortization of premium or discount) rather than at current market value. Calculations are made to compare the value of each Fund's investments valued at amortized cost with market-based value. Market-based valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. If a deviation of 1/2 of 1% or more were to occur between a Fund's net asset value per share calculated by reference to market-based values and a Fund's $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated. In order to value its investments at amortized cost, the Funds purchase only securities with a maturity of one year or less and maintain a dollar-weighted average portfolio maturity of 90 days or less. In addition, the Funds limit their portfolio investments to securities that meet the quality and diversification requirements of Rule 2a-7.

How to Make a Purchase

Whether you're opening an account or adding to it, we hope that you'll find that we've made your shareholder transactions easy. Shares of each Fund are sold at their net asset value with no sales charge. To open an account you should use the account application available from the Funds and choose one of the methods outlined in the following table. Call 1-800-537-6001 if you have questions or need assistance.

Minimum Investment Amounts -- subject to change at any time in management's discretion
-------------------------------------------------------------------------------

Initial Investment                                            $          1,000

  For Individual Retirement Accounts                          $            250


  For an automatic investment plan                            $   50 per month


Subsequent Purchase                                           $            100

  For Individual Retirement Accounts                          $             50

  Automatic Purchase Plan*                                    $             50

-----------

*  See "Special Features" for more information regarding Automatic Purchase
   Plan.

                             How To Make A Purchase


                       Initial Investment              Subsequent Investment
                        ($1,000 or more)                   ($100 or more)

--------------------------------------------------------------------------------------

By Mail           o Complete the Account               o Make your check payable to
                    Application and mail it with your    Zurich Money Funds and
                    check (payable to Zurich Money       mail it to:
                    Funds) to:
                                                            Kemper Service Company
                      Kemper Service Company                Transfer Agency Division
                      Transfer Agency Division              P.O. Box 419154
                      P.O. Box 419356                       Kansas City, MO 64141-6154
                      Kansas City, MO 64141-6356
--------------------------------------------------------------------------------------

By Phone        o   Call 1-888-ZURICH-1                o   Call 1-888-ZURICH-1
                    (987-4241) to exchange from            (987-4241) to exchange from
                    a Zurich YieldWise Funds or            a Zurich YieldWise Funds or
                    a Kemper Funds account.                a Kemper Funds account.


In Person       o   In downtown Chicago, you can       o   In downtown Chicago, you
                    make a direct investment at            can make a direct
                    our Service Center at                  investment at our Service
                    222 South Riverside Plaza.             Center at
                    In Kansas City, you can make           222 South Riverside Plaza.
                    a direct investment at                 In Kansas City, you can
                    811 Main Street, 7th Floor.            make a direct investment at
                                                           811 Main Street, 7th Floor.
-----------------------------------------------------------------------------------

                                       15

                       Initial Investment              Subsequent Investment
                        ($1,000 or more)                   ($100 or more)

--------------------------------------------------------------------------------------

By Wire         o   To open an account through         o   Instruct your bank to wire
Transfer            wire transfer of Federal               your investment, together
(Federal            Funds, call 1-800-537-6001.            with your name and account
Funds)                                                     number, the name of the
                o   Provide your account                   Fund with the appropriate
                    registration instruction to            Fund bank account number,
                    the service representative.            and the name in which your
                    You will be provided with              account is registered, to:
                    your new account number over
                    the phone.                                   Zurich Money Funds,
                                                                 United Missouri Bank of
                o   The Fund accepts wires at no                 Kansas City, N.A.
                    charge, although your bank                   ABA #1010-0069-5
                    may charge you for this                      Zurich Money Market
                    service.                                     Fund:  98-0103-346-8,

                o   Instruct your bank to wire                   or
                    your investment, together
                    with your name and new                       Zurich Government Money
                    account number, to:                          Fund:  98-0116-259-4,

                      Zurich Money Funds:                        or
                      United Missouri Bank of
                      Kansas City, N.A.                          Zurich Tax-Free Money
                      ABA # 1010-0069-5                          Fund:  98-0001-577-6
                      Zurich Money Market Fund:
                      98-0103-346-8,                   o   The Fund accepts wires at
                                                           no charge, although your
                      or                                   bank may charge you for
                                                           this service.
                      Zurich Government Money
                      Fund:  98-0116-259-4, or
                      Zurich Tax-Free Money
                      Fund: 98-0001-577-6
-----------------------------------------------------------------------------------


By Electronic   o   Automatic Purchase Plan,           Please see "Special Features"
Funds Transfer      Payroll Direct Deposit and         for more information on these
                    Government Direct Deposit          services.
(Automated          ($50 per month). Call
Clearing House      1-800-537-6001 for                 o   EZ-Transfer
funds)              instructions on setting up
                    an account.                        o   Automatic Purchase Plan
                                                           ($50 minimum)


                                                       o   Payroll Direct Deposit

                                                       o   Government Direct Deposit

                                                       All transactions are via the
                                                       Automated Clearing House
                                                       ("ACH") System.

Other Information

Purchases by check or other negotiable bank draft will be invested as of 3:00 p.m. Central time on the next business day after receipt and will begin earning dividends the following calendar day. Purchases by check drawn on a foreign bank will normally be effective after the check clears. See "Purchase and Redemption of Shares" in the Statement of Additional Information.

Purchase by wire of Federal Funds (i.e., monies credited to a bank's account with its regional Federal Reserve Bank) will be effected at the next determined net asset value. Purchases will receive that day's dividend if effected at or prior to 1:00 p.m. Central time for the Money Market and the Government Money Funds, and by 11:00 a.m. Central time for the Tax-Free Money Fund, otherwise such shares will receive the dividend for the next calendar day if effected at 3:00 p.m. Central time.

The Funds reserve the right to withdraw all or any part of the offering made by this prospectus or to reject purchase orders. The Funds also reserve the right at any time to waive or increase the minimum investment requirements. All orders to purchase shares are subject to acceptance by the Funds and are not binding until confirmed or accepted in writing. Any purchase that would result in total account balances for a single shareholder in excess of $3 million is subject to prior approval by the Funds. Share certificates are issued only on request to the Funds and may not be available for certain types of account registrations. Investments may also be made in the Funds through broker-dealers and others, who may charge a commission or other fee for their services. A $10 service fee will be charged when a check for the purchase of shares is returned because of insufficient or uncollected funds or a stop payment order.

If you elect to redeem shares of a Fund purchased by check or through EZ-Transfer or Automatic Purchase Plan the Fund may delay transmittal of redemption proceeds until it has determined that collected funds have been received for the purchase of such shares, which may be up to 10 calendar days from receipt by the Fund of the purchase amount. See "How to Make a Redemption."

How to Make a Redemption

You can access all or part of your account by redeeming your shares. Your shares will be redeemed at the next determined net asset value after your request has been received in proper form. If processed at 3:00 p.m. Central time, you will receive that day's dividend on the shares you sold. If you redeem all your shares of a Fund, you will receive the net asset value of such shares and all declared but unpaid dividends on such shares. You may use any of the methods outlined in the following table to sell your shares.

                            How To Make A Redemption


--------------------------------------------------------------------------------

By Redemption Check     o       All Redemption Checks should be for a minimum of
                                $500. Redemption Checks written in an amount less than $500 will be charged a $10 service fee.

                        o Redemption Checks should not be used to close your account since the account normally includes accrued but unpaid dividends.

                        o You may not use this feature to redeem shares held in certificated form.


                        o Accounts with a Power of Attorney may not use this feature.


--------------------------------------------------------------------------------


By Phone                o       Telephone requests may be made by calling
                                1-888-ZURICH-1 (987-4241) Monday-Friday, 7 a.m.
                                to 6 p.m. CST and Saturday, 8 a.m. to 3 p.m. CST or using the 24-hour Zurich InfoLine (888)
                                987-8678. You may receive the proceeds via:


                        o check by mail to the address to which your account is registered, or

                        o electronic funds transfer (minimum $1,000 and maximum $50,000) to a pre-authorized bank account. See "Special Features -- EZ-Transfer."


                        o You may exchange to Zurich YieldWise Funds or Kemper Funds. See "Exchanging Shares."


--------------------------------------------------------------------------------


By Wire                 o       You need to have signed up for wire transfer and
                                have the forms on file with the Shareholder
                                Service Agent before using it. Minimum wire:
                                $1,000


                        o Telephone requests may be made by calling 1-888-ZURICH-1 (987-4241) or in writing, subject to the limitations on liability described under "General" below.

                        o Proceeds will be sent only to the bank or trust company you have designated on the account application.


                        o You may not use this feature to redeem shares held in certificated form.

--------------------------------------------------------------------------------

By Mail

                        o Complete a written request that includes the following information: each account owner's name, your account number, the amount to be redeemed, and the signature of each owner exactly as it appears on the account, including any special capacity of the registered owner. See "Signature Guarantee Requirements" below.

                        o Mail the written request to Kemper Service Company, Transfer Agency Division, P.O. Box 419557, Kansas City, Missouri 64141-6557.

Signature Guarantee Requirements


If the proceeds of a redemption are $50,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor, guardian or custodian account holders provided the trustee, executor, guardian or custodian is named in the account registration. Other institutional account holders may exercise the special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders and subject to the limitations on liability described under "General" below, provided that the privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to Kemper Service Company (the "Shareholder Service Agent") with signatures guaranteed. All other redemption requests must include a signature guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other eligible financial institution. If any share certificates were issued, they must also be signed with signature(s) guaranteed. Additional documentation may be requested, and a signature guarantee is normally required, from institutional and fiduciary account holders such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians. The privilege of redeeming shares by telephone request or by written request without a signature guarantee may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 30 days of the redemption request.


Additional Information

o Redemption by Wire. Requests for wire transfer redemptions received by the Shareholder Service Agent prior to 11:00 a.m. Central time will result in shares being redeemed that day and normally a wire transfer will be sent to the designated account that day. Dividends for that day will not be earned. The Funds are not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. You are responsible for any charges your firm or bank makes for sending or receiving wire transfers. To change the designated account to receive wire redemption proceeds, send a written request to the Shareholder Service Agent with signatures guaranteed as described above. This privilege will be terminated if the Shareholder Service Agent receives written notice from any account holder of revocation of this authority.


o Redemption by Redemption Check. If you select the checkwriting method of redemption on your account application, you will normally receive drafts ("Redemption Checks") within 2 weeks of opening your account which you may use to draw on your Fund account, but not to close it. When a Redemption Check is presented for payment, a sufficient number of full and fractional shares in your account will be redeemed at the next determined net asset value to cover the amount of the Redemption Check. This will enable you to continue earning daily dividends until the Fund receives the Redemption Check. You may not use Redemption Checks if there is a Power of Attorney on the account.


You may write Redemption Checks payable to the order of any person in any amount not more than $5 million. Unless one signer is authorized on the account application, Redemption Checks must be signed by all account holders. If the Shareholder Service Agent receives written notice by any owner revoking the authorization to sign individually, all account owners will be required to sign. Redemption Checks must be signed exactly as the account is registered. The Funds may refuse to honor Redemption Checks whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired. A $10 service fee will be charged when a Redemption Check is presented to redeem Fund shares in excess of the value of your Fund account or in an amount less than $500; when a Redemption Check is presented that would require redemption within 10 days of shares that were purchased by check or through EZ-Transfer or Automatic Purchase Plan; or when you request "stop payment" of a Redemption Check by telephone or in writing. A "stop payment" request may be made by calling 1-888 ZURICH-1 (987-4241).

General

If shares of a Fund to be redeemed were purchased by check or through EZ-Transfer or Automatic Purchase Plan (see "Special Features -- Electronic Funds Transfer Programs") the Fund may delay transmittal of redemption proceeds until it has determined that collected funds have been received for the purchase of such shares, which will be up to 10 days from receipt by the Fund of the purchase amount. Shareholders may not use wire transfer or Redemption Check features until the shares being redeemed have been owned for at least 10 days and shareholders may not use such procedures to redeem shares held in certificated form. There is no such delay when the shares being redeemed were originally purchased by wiring Federal Funds.

If shares being redeemed were acquired from an exchange of shares of a mutual fund that were offered subject to a contingent deferred sales charge as described in the prospectus for that other fund, the redemption of such shares by a Fund may be subject to a contingent deferred sales charge as explained in such prospectus.

Shareholders can request the following telephone privileges: expedited wire transfer redemptions, ACH transactions and exchange transactions for individual and institutional accounts and pre-authorized telephone redemption transactions for certain institutional accounts. Shareholders may choose these privileges on the Account Application or by contacting the Shareholder Service Agent for appropriate instructions. Please note that the telephone exchange privilege is automatic unless the shareholder refuses it on the account application. The Trust or its agents may be liable for losses, expenses or costs arising out of fraudulent or unauthorized telephone requests pursuant to these privileges, unless the Trust or its agent reasonably believe, based upon reasonable verification procedures, that the telephonic instructions are genuine. The shareholder will bear the risk of loss, including loss resulting from fraudulent or unauthorized transactions, as long as the reasonable verification procedures are followed. The verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations.

During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone redemption privilege or the wire redemption privilege, although you can still redeem by mail. The Funds reserve the right to terminate or modify the redemption by check, phone or wire privileges at any time.

Because of the high cost of maintaining small accounts, the Funds may assess a monthly fee of $3 on any account with a balance below $1,000 for 30 consecutive days. The fee will not apply to accounts enrolled in an automatic investment program or to IRAs. See "How To Make a Purchase."

Exchanging Shares


Diversification is at the heart of most effective investment planning. That's why we make it easy for you to exchange your shares of Zurich Money Funds for shares of Zurich YieldWise Funds or shares of Kemper Funds. Please remember that money market shares you acquire by dividend reinvestment may be exchanged into a Kemper Mutual Fund with no sales charge; though money fund shares you purchase are subject to the applicable sales charge when exchanged.

The total value of shares being exchanged must at least equal the minimum investment requirement of the fund into which they are being exchanged. Exchanges are made based on relative dollar values of the shares involved in the exchange. We don't charge you a service fee for an exchange; however, dealers or other firms may charge for their services. To exchange shares, call us or contact your financial adviser to obtain prospectuses of Zurich YieldWise Funds or the Kemper Funds in which you are interested. You may make an exchange by mail or by telephone:

By Telephone

Once you've completed the authorization section on the account application and we have it on file, exchange requests may be made by calling 1-888-ZURICH-1 (987-4241), subject to the limitations on liability described under "How To Make a Redemption -- General." During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone exchange privilege.

By Mail

     Send your request to:
     Zurich Money Funds
     P.O. Box 419557
     Attention: Exchange Department
     Kansas City, Missouri 64141-6557

Exchanges will be effected by redemption of shares of the fund held and purchase of shares of the other fund. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss may be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis. Any certificates for shares must be deposited prior to any exchange of such shares. The exchange privilege is not a right and may be suspended, terminated or modified at any time. Except as otherwise permitted by applicable regulation, 60 days prior written notice of any termination or material change will be provided.

Automatic Exchange Plan

With an account balance of $1,000 or more, shareholders may authorize the automatic exchange of a specified amount ($100 minimum) of such shares for shares of a Kemper Fund. If selected, exchanges will be made automatically until the privilege is terminated by the shareholder or the Fund. Exchanges are subject to the terms and conditions described above under "Exchanging Shares," except that there is no minimum investment requirement for the Kemper Fund acquired on exchange. This privilege may not be used for the exchange of shares held in certificated form.


Subject to the limitations described in this section, Class A shares (or the equivalent) of the following Kemper Mutual Funds may be exchanged for each other at their relative net asset values: Kemper Technology Fund, Kemper Total Return Fund, Kemper Growth Fund, Kemper Small Capitalization Equity Fund, Kemper Income and Capital Preservation Fund, Kemper Municipal Bond Fund, Kemper Diversified Income Fund, Kemper High Yield Series, Kemper U.S. Government Securities Fund, Kemper International Fund, Kemper State Tax-Free Income Series, Kemper Adjustable Rate U.S. Government Fund, Kemper Blue Chip Fund, Kemper Global Income Fund, Kemper Target Equity Fund (series are subject to a limited offering period), Kemper Intermediate Municipal Bond Fund, Kemper Cash Reserves Fund, Kemper U.S. Mortgage Fund, Kemper Short-Intermediate Government Fund, Kemper Value Plus Growth Fund, Kemper Value Series, Kemper Horizon Fund,

Kemper Quantitative Equity Fund, Kemper Europe Fund, Kemper Asian Growth Fund and Kemper Aggressive Growth Fund ("Kemper Mutual Funds") and certain "Money Market Funds" (Zurich Money Funds, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust). In addition, shares of Zurich Money Funds may be exchanged for shares of Zurich YieldWise Funds. Shares of Money Market Funds and Kemper Cash Reserves Fund that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange with Kemper Funds. Shares purchased by check or through EXPRESS-Transfer or Bank Direct Deposit may not be exchanged until they have been owned for at least 15 days. In addition, shares of Kemper Funds, other than a Money Market Fund and Kemper Cash Reserves Fund, acquired by exchange from another fund may not be exchanged thereafter until they have been owned for 15 days. Series of Kemper Target Equity Fund will be available on exchange only during the Offering Period for such series as described in the prospectus for such series. Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with Kemper Distributors, Inc. with respect to such funds. Exchanges may only be made for funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and the portfolios of Investors Municipal Cash Fund are available for sale only in certain states.


Special Retirement Plans

Shareholders of the Money Market Fund who have purchased shares because they are participants in tax-exempt retirement plans of Scudder Kemper and its affiliates may exchange their shares for Class I shares of any "Kemper Mutual Fund" listed above to the extent that they are available through their plan. Conversely, shareholders of Class I shares may exchange their shares for shares of the Money Market Fund if the shareholders of Class I shares have purchased shares because they are participants in tax-exempt retirement plans of Scudder Kemper and its affiliates. Exchanges will be made at the shares' relative net asset values through their plan. Exchanges are subject to the limitations set forth above.

Special Features

Zurich MoneyPLUS Account(SM)

The Zurich MoneyPLUS Account(SM) is a cash management program offering a combination of features and benefits. The program includes checkwriting (no minimum dollar amount) and a VISA(R) Gold Check Card (a debit card). The INVESTORS MONEYCARD(SM) VISA(R) is issued by Investors Fiduciary Trust Company ("IFTC"). Currently, the fee for this service is $65 a year with charges for additional checks. There is a fee of $1.00 per transaction for use of Automated Teller

Machines. The minimum initial account balance required to be eligible for this privilege is $5,000. You may use only the checks provided through the Zurich MoneyPLUS Account(SM). Any check for an amount in excess of the funds available for redemption from the shareholder's account will be returned and will subject the account to additional service fees. If you have the INVESTORS MONEYCARD(SM) VISA(R) and request an expedited wire transfer redemption, the wire will be sent on the next business day following the request. Fees and features of the Zurich MoneyPLUS Account(SM) are subject to modification. This program is available only to those who are residents of the United States. Shareholders should contact the Shareholder Service Agent at 1-800-537-6001 for more information.

Electronic Funds Transfer Programs

For your convenience, the Funds have established several investment and redemption programs using electronic funds transfer which are described below. There is currently no charge by the Funds for these programs. Shareholders should contact the Shareholder Service Agent at 1-888-ZURICH-1 (987-4241) for more information.

o EZ-Transfer With just one easy phone call, EZ-Transfer quickly and conveniently transfers money (minimum $100 and maximum $50,000) from your bank, savings and loan or credit union account to purchase shares in a Fund. You can also redeem shares (minimum $100 and maximum $50,000) from your Fund account and transfer the proceeds to your bank, savings and loan or credit union checking account. When you choose to participate in the EZ-Transfer program, you designate the bank, savings and loan or credit union account which will be debited or credited under the program. After you have received a notice confirming that this service has been added to your Fund account, please allow a minimum of 20 days for bank notification and processing. By choosing to participate in this program, you authorize the Shareholder Service Agent to rely upon telephone instructions from any person to transfer the specified amounts between your Fund account and your predesignated bank, savings and loan or credit union account, subject to the limitations on liability under "How To Make a Redemption-- General." The Shareholder Service Agent will then purchase or redeem sufficient full and fractional shares in your account to satisfy the request. Once you are enrolled in EZ-Transfer, you can initiate a transaction by simply calling Zurich Shareholder Services toll free at 1-888-ZURICH-1 (987-4241) Monday through Friday, 8:00 a.m. to 3:00 p.m. Central time or by calling Zurich Info Line at 1-888-987-8678 24 hours a day. See "How To Make a Redemption-- General" for information on our 10 day hold policy. Any account holder may terminate this privilege by sending written notice to Zurich Money Funds, P.O. Box 419415, Kansas City, Missouri 64141-6415. Termination will become effective as soon as the Shareholder Service Agent has had a reasonable time to act upon the request. EZ-Transfer cannot be used with passbook savings accounts. This program may not be used for tax-deferred plans such as Individual Retirement Accounts (IRAs).

o Automatic Purchase Plan You may establish an automatic investment program with your Fund account. With Automatic Purchase Plan, monthly investments (maximum $50,000) are made automatically from your account at a bank, savings and loan, or credit union into your Fund account. By signing up for this privilege, you authorize the Trust and its agents to take money out of your predesignated bank, savings and loan or credit union account and invest that money in your Fund account. Any account owner may terminate this privilege simply by sending written notice to Zurich Money Funds, P.O. Box 419415, Kansas City, Missouri 64141-6415. Termination will become effective as soon as the Shareholder Service Agent has had a reasonable time to act upon the request. This privilege may not be used with passbook savings accounts.

o Automatic Check Deposit You may conveniently invest in the Funds through Payroll Direct Deposit or Government Direct Deposit. You can arrange to have all or a portion of your net pay or government check automatically invested in your Fund account each payment period. You may terminate your participation in these programs by giving written notice to your employer or the government agency, as appropriate. (A reasonable time to act is required.) The Funds are not responsible for the efficiency of your employer or the government agency making the payment or any financial institution transmitting payment.

To use these features, the participating financial institution must be affiliated with the ACH System. This ACH affiliation permits the Shareholder Service Agent to electronically transfer money between your bank account or employer's payroll bank in the case of Payroll Direct Deposit or the U.S. Government in the case of Government Direct Deposit, and your Fund account. Your financial institution's crediting policies for these transferred funds may vary. These features may be amended or terminated at any time by the Funds.

Other Special Features

Information about the following special features is contained in the Statement of Additional Information. Additional information may also be obtained by contacting Zurich Shareholder Services at 1-888-ZURICH-1 (987-4241).

      -- Automatic Withdrawal Programs
      -- Tax Sheltered Retirement Programs

Dividends and Taxes

Dividend Payment

To help keep your account growing, dividends from any Fund are automatically reinvested in additional shares of that Fund, unless you request payment by check on your account application or make such a request later. Dividends are declared daily and paid monthly.

Dividends are normally reinvested on the 25th of each month if a business day, otherwise on the prior business day. If you've chosen to receive dividends in cash, checks will be mailed monthly to you or any person you designate. Shareholders may request this option by contacting the Shareholder Service Agent (see "How To Buy Shares").

Each Fund will reinvest dividend checks (and future dividends) in shares of that same Fund if checks are returned as undeliverable. Dividends and other distributions of a Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the same Fund unless you request that such policy not be applied to your account.

Dividend Exchange Privilege

Upon written request to the Shareholder Service Agent, a shareholder may elect to have Fund dividends invested without sales charge in shares of a Kemper Fund offering this privilege at the net asset value of the other fund. See "Exchanging Shares" for a list of these Kemper Funds. To use this privilege of investing Fund dividends in shares of a Kemper Fund, shareholders must maintain a minimum account value of $1,000 in the Zurich Money Funds. Share certificates will only be issued on request.

Taxable Funds

The Money Market Fund and the Government Money Fund each intend to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code") and if so qualified will not be subject to federal income taxes to the extent its earnings are distributed. Dividends derived from interest and short-term capital gains are taxable as ordinary income whether received in cash or reinvested in additional shares. Dividends from these Funds do not qualify for the dividends received deduction available to corporate shareholders.

Tax-Free Money Fund

The Tax-Free Money Fund intends to continue to qualify under the Code as a regulated investment company and, if so qualified, will not be liable for federal income taxes to the extent its earnings are distributed. This Fund also intends to meet the requirements of the Code applicable to regulated investment companies distributing tax-exempt interest dividends and, accordingly, dividends representing net interest received on Municipal Securities will not be includable by shareholders in their gross income for federal income tax purposes, except to the extent such interest is subject to the alternative minimum tax as discussed below. Dividends representing taxable net investment income (such as net interest income from temporary investments in obligations of the U.S. Government) and net short-term capital gains, if any, are taxable to shareholders as ordinary income. All taxpayers will be required to disclose on their federal income tax returns the amount of tax-exempt interest earned during the year, including exempt-interest dividends from the Tax-Free Money Fund.

Net interest on certain "private activity bonds" issued on or after August 8, 1986 is treated as an item of tax preference and may, therefore, be subject to both the individual and corporate alternative minimum tax. To the extent provided by regulations to be issued by the Secretary of the Treasury, exempt-interest dividends from the Tax-Free Money Fund are to be treated as interest on private activity bonds in proportion to the interest income the Fund receives from private activity bonds, reduced by allowable deductions. For the 1997 calendar year, 19% of the net interest income of the Tax-Free Money Fund was derived from "private activity bonds."


Exempt-interest dividends, except to the extent of interest from "private activity bonds," are not treated as a tax preference item. For a corporate shareholder, however, such dividends will be included in determining such corporate shareholder's "adjusted current earnings." Seventy-five percent of the excess, if any, of "adjusted current earnings" over the corporate shareholder's other alternative minimum taxable income with certain adjustments will be a tax preference item. Corporate shareholders are advised to consult their tax advisers with respect to alternative minimum tax consequences.

Individuals whose modified income exceeds a base amount will be subject to federal income tax on up to 85% of their Social Security benefits. Modified income includes adjusted gross income, tax-exempt interest, including exempt-interest dividends from the Tax-Free Money Fund, and 50% of Social Security benefits.

The tax exemption of dividends from the Tax-Free Money Fund for federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. The laws of the several states and local taxing authorities vary with respect to the taxation of such income and shareholders of the Fund are advised to consult their own tax adviser as to the status of their accounts under state and local tax laws.

The Funds

Dividends declared in October, November or December to shareholders of record as of a date in one of those months and paid during the following January are treated as paid on December 31 of the calendar year in which declared for federal income tax purposes. Each Fund may adjust its schedule for dividend reinvestment for the month of December to assist it in complying with reporting and minimum distribution requirements contained in the Code.

Each Fund is required by law to withhold 31% of taxable dividends paid to certain shareholders who do not furnish a correct taxpayer identification number (in the case of individuals, a social security number) and in certain other circumstances. Trustees of qualified retirement plans and 403(b)(7) accounts are required by law to withhold 20% of the taxable portion of any distribution that is eligible to be "rolled over." The 20% withholding requirement does not apply to distributions from IRAs or any part of a distribution that is transferred directly to another qualified retirement plan, 403(b)(7) account, or IRA. Shareholders should consult their tax advisers regarding the 20% withholding requirement.

You will receive a monthly statement giving complete details of dividend reinvestment and purchase and redemption transactions during the month. Tax information will be provided annually. You should retain copies of your monthly account statements or year-end statements for tax reporting purposes. However, those who have incomplete records may obtain historical account transaction information at a reasonable fee.

When more than one shareholder resides at the same address, certain reports and communications to be delivered to such shareholders may be combined in the same mailing package, and certain duplicate reports and communications may be eliminated. Similarly, account statements to be sent to such shareholders may be combined in the same mailing package or consolidated into a single statement. However, a shareholder may request that the foregoing policies not be applied to the shareholder's account.

Investment Manager

Scudder Kemper Investments, Inc. ("Scudder Kemper"), 345 Park Avenue, New York, New York, is the investment manager of the Funds and provides the Funds with continuous professional investment supervision. Scudder Kemper has been engaged in the management of investment funds for more than seventy years with more than $230 billion in assets under management.

Scudder Kemper is an indirect subsidiary of Zurich Financial Services, Inc., a newly formed global insurance and financial services company. Zurich Financial Services, Inc. owns approximately 70% of Scudder Kemper, with the balance owned by Scudder Kemper's officers and employees. The Zurich family of companies manages over $403 billion in assets worldwide.

In connection with the formation of Zurich Financial Services, Inc., each Fund's existing investment management agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. The Board has approved a new investment management agreement with Scudder Kemper, which is substantially identical to the current investment management agreement, except for the dates of execution and termination. This agreement became effective upon the termination of the then current investment management agreement and will be submitted for shareholder approval at a special meeting currently scheduled to conclude in December 1998.

Responsibility for overall management of the Funds rests with the Board of Trustees and officers of the Trust. Professional investment supervision is provided by Scudder Kemper. The investment management agreement provides that Scudder Kemper shall act as the Funds' investment adviser, manage their investments and provide the Funds with various services and facilities. Frank J. Rachwalski, Jr. is the lead portfolio manager of the Funds. He has served in this capacity since the Funds commenced operations. Mr. Rachwalski joined Scudder Kemper in January, 1973 and is currently a Managing Director of Scudder Kemper and a Vice President of the Trust. He received a B.B.A. and an M.B.A. from Loyola University, Chicago, Illinois.


For the services and facilities furnished, the Trust pays a monthly investment management fee on a graduated basis at an annual rate ranging from 0.50% of the first $215 million of average daily net assets of the Trust, to 0.25% of average daily net assets of the Trust over $800 million.

Scudder Fund Accounting ("SFAC"), a subsidiary of Scudder Kemper, is responsible for determining the daily net asset value per share of each Fund and maintaining all accounting records related thereto. Currently, SFAC receives no fee for its services; however, subject to Board approval, at some time in the future SFAC may seek payment for its services under its agreement with the Trust.


Year 2000 Readiness


Like other mutual funds and financial and business organizations worldwide, the Funds could be adversely affected if computer systems on which the Funds rely, which primarily include those used by the Adviser, its affiliates or other service providers, are unable to process correctly date-related information on and after January 1, 2000. This risk is commonly called the Year 2000 Issue. Failure to address successfully the Year 2000 Issue could result in interruptions to and other material adverse effects on the Funds' business and operations. The Adviser has commenced a review of the Year 2000 Issue, although there can be no assurances that these steps will be sufficient. In addition, there can be no assurances that the Year 2000 Issue will not have an adverse effect on the companies whose securities are held by the Funds or on global markets or economies generally.

Kemper Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606-5808, an affiliate of Scudder Kemper, is the principal underwriter of the Funds and acts as agent of the Funds in the sale of their shares.

Investors Fiduciary Trust Company ("IFTC"), 801 Pennsylvania Avenue, Kansas City, Missouri 64105, as custodian, and State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as sub-custodian, have custody of all securities and cash of the Funds. They attend to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Funds. IFTC is also the Funds' transfer and dividend-paying agent. Pursuant to a services agreement with IFTC, Kemper Service Company, 811 Main Street, Kansas City, Missouri 64105, an affiliate of Scudder Kemper, serves as Shareholder Service Agent of the Funds.

Performance

The Funds may advertise several types of performance information, including "yield," "effective yield," "total return," "average annual total return" and, for the Tax-Free Money Fund only, "tax equivalent yield." Please remember that performance information is based upon historical earnings and is not representative of future performance. The yield of a Fund refers to the net investment income generated by a hypothetical investment in the Fund over a specific seven-day period. This net investment income is then annualized, which means that the net investment income generated during the seven-day period is assumed to be generated each week over an annual period and is shown as a percentage of the investment. The effective yield is calculated similarly, but the net investment income earned by the investment is assumed to be compounded weekly when annualized. The effective yield will be slightly higher than the yield due to this compounding effect. Average annual total return and total return measure both net investment income and any realized or unrealized appreciation or depreciation of a Fund's investments, assuming reinvestment of all dividends. Average annual total return represents the average annual percentage change over the period and total return represents the aggregate percentage or dollar value change over the period. Tax equivalent yield is the yield that a taxable investment must generate in order to equal the Tax-Free Money Fund's yield for an investor in a stated federal income tax bracket (normally assumed to be the maximum tax rate). Tax equivalent yield is based upon, and will be higher than, the portion of the Tax-Free Money Fund's yield that is tax-exempt.

The performance of a Fund may be compared to that of other money market mutual funds or mutual fund indexes as reported by independent mutual fund reporting services such as Lipper Analytical Services, Inc. ("Lipper"). A Fund's performance and its relative size may be compared to other money market mutual funds as reported by IBC Financial Data, Inc.'s Money Fund Report(R) or Money Market Insight(R), reporting services on money market funds. Investors may want to compare a Fund's performance to that of various bank products as reported by BANK RATE MONITOR(TM), a financial reporting service that weekly publishes average rates of bank and thrift institution money market deposit accounts and interest bearing checking accounts or various certificate of deposit indexes. The performance of a Fund also may be compared to that of U.S. Treasury bills and notes. Certain of these alternative investments may offer fixed rates of return and guaranteed principal and may be insured. In addition, investors may want to compare a Fund's performance to the Consumer Price Index either directly or by calculating its "real rate of return," which adjusts its return for the effects of inflation.

Information may be quoted from publications such as Morningstar, Inc., The Wall Street Journal, Money Magazine, Forbes, Barron's, Fortune, The Chicago Tribune, USA Today, Institutional Investor and Registered Representative. The Funds may depict the historical performance of the securities in which a Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indexes of those investments or economic indicators. Each Fund may also describe its portfolio holdings and depict its size or relative size compared to other mutual funds, the number and make-up of its shareholder base and other descriptive factors concerning the Fund.

Each Fund's returns will fluctuate. Shares of the Funds are not insured. Additional information concerning a Fund's performance appears in the Statement of Additional Information.

Capital Structure

Zurich Money Funds is an open-end, diversified, management investment company, organized as a business trust under the laws of Massachusetts on August 9, 1985. Effective February 1, 1996, the name of the Trust was changed from Kemper Money Market Fund to Kemper Money Funds, and effective April 14, 1997, the name of the

Trust was changed from Kemper Money Funds to Zurich Money Funds. Effective November 29, 1985, the Money Market Fund, pursuant to a reorganization, succeeded to the assets and liabilities of Kemper Money Market Fund, Inc., a Maryland corporation organized on September 19, 1974. Effective November 14, 1986, the Government Money Fund succeeded to the assets and liabilities of Kemper Government Money Market Fund, a business trust organized under the laws of Massachusetts on August 9, 1985.

Effective November 29, 1985, Kemper Government Money Market Fund succeeded to the assets and liabilities of Kemper Government Money Market Fund, Inc., a Maryland corporation organized November 3, 1981. The Tax-Free Money Fund commenced public offering of its shares on September 10, 1987. The Trust may issue an unlimited number of shares of beneficial interest, all having no par value, which may be divided by the Board of Trustees into classes of shares, subject to compliance with the Securities and Exchange Commission regulations permitting the creation of separate classes of shares. The Trust's shares are not currently divided into classes. While only shares of the three previously described Funds are presently being offered, the Board of Trustees may authorize the issuance of additional series if deemed desirable, each with its own investment objective, policies and restrictions. Since the Trust may offer multiple series, it is known as a "series company." Shares of a Fund have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation of such Fund subject to any preferences, rights or privileges of any classes of shares within the Fund. Generally, each class of shares issued by a particular Fund would differ as to the allocation of certain expenses of the Fund, such as distribution and administrative expenses, permitting, among other things, different levels of services or methods of distribution among various classes. Shares are fully paid and nonassessable when issued, are transferable without restriction and have no preemptive or conversion rights. The Trust is not required to hold annual shareholders' meetings and does not intend to do so. However, it will hold special meetings as required or deemed desirable for such purposes as electing trustees, changing fundamental policies or approving an investment management agreement. Subject to the Agreement and Declaration of Trust of the Trust, shareholders may remove trustees. Shareholders will vote by Fund and not in the aggregate except when voting in the aggregate is required under the 1940 Act, such as for the election of trustees.

Each Fund may in the future seek to achieve its investment objective by pooling its assets with assets of other mutual funds for investment in another investment company having the same investment objective and substantially the same investment policies and restrictions as such Fund. The purpose of such an arrangement is to achieve greater operational efficiencies and to reduce costs. It is expected that any such investment company will be managed by Scudder Kemper in substantially the same manner as the corresponding Fund. Shareholders of each Fund will be given at least 30 days' prior notice of any such investment, although they will not be entitled to vote on the action. Such investment would be made only if the Trustees determine it to be in the best interests of the respective Fund and its shareholders.

Account Services Directory

To avoid delays in the future, it is a good idea to sign up for account services and features at the time an account is opened.

To Open A New Account

If you would like to open a new account or need a question answered, call a Zurich Money Fund Specialist between 8 a.m. and 6 p.m. Central time at 1-800-537-6001.

Current Account Assistance

If you have a question about a current account, call a Shareholder Services Representative between 7 a.m. and 6 p.m. Central time, Monday through Friday, and between 8 a.m. and 3 p.m. Central time on Saturday at 1-888-ZURICH-1 (987-4241).

For better service, please have your account number and your most recent statement at hand. For a special phone line for hearing impaired shareholders with a Telecommunications Device for the Deaf (TDD), call 1-800-972-3006.

24-Hour Account Information

From a touch-tone phone, you can use Zurich InfoLine (1-888-987-8678), our automated account information service, to obtain the following information 24 hours a day:

o    account balance

o    current yield

o    pre-authorized transfers to and from a bank account

o    last dividend paid

o    transaction confirmation

Checkwriting

You can write any number of checks for $500 or more against your available account balance. See Zurich MoneyPlus Account(SM) for a no-minimum checking option.

Automatic Check Deposit

You can save time by signing up for direct deposit of Payroll or Government checks into your Zurich Money Funds account. Ask your employer about how to arrange this with all or part of your paycheck. Government Direct Deposit forms are available by calling 1-888-ZURICH-1 (987-4241).

Automatic Investing

If you already directly deposit your paycheck into a bank account, you may want to consider using Automatic Purchase Plan to help set aside some money for the future. You specify the frequency and amount of your investment, and Zurich will automatically have money from your personal checking or savings account transferred to your Zurich Money Funds account. And this service may be changed at any time . . . even deferred for a few months if you need to.

Money-by-Phone

You can make transfers from your money market account to your bank account with just a phone call if you sign up for EZ-Transfer. This feature also allows you to transfer money to your Zurich Money Funds account over-the-phone. These transfers generally take 1-2 days, depending on the time of day that you call Shareholder Services.

You can also request an expedited (same day) wire transfer from your money market account to your bank if you call before 11 a.m. Central time ($1,000 minimum redemption)

Automatic Bill-Paying

The Automatic Withdrawal feature can be used to pay a regular, important bill such as a mortgage or car payment. You designate when and how much, and Zurich will make the payment directly from your money market account.


Zurich MoneyPLUS Account(SM)


A powerful money management feature that makes it easy and economical to use your Zurich Money Funds for day-to-day transactions. For a $65 annual fee, you get unlimited checkwriting and a VISA Gold Check Card to use for debit and ATM transactions. For special forms to sign-up for this add-on feature, call 1-800-537-6001. For customer service on the VISA card, call 1-800-346-8904.


Exchanges with Kemper Funds and Zurich YieldWise Funds

You can exchange with Kemper Funds and Zurich YieldWise Funds by calling Shareholder Services between 8 a.m. and 3 p.m. Central time, Monday through Friday at 1-888-ZURICH-1 (987-4241).

ZURICH

Kemper Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808
www.zurichfunds.com
Telephone: 1-800-537-6001

printed on recycled paper

ZMF-1 (5/98)
ZKDI-711044

                       STATEMENT OF ADDITIONAL INFORMATION
                                November 30, 1998

                               ZURICH MONEY FUNDS
             222 South Riverside Plaza, Chicago, Illinois 60606-5808
                                 (800) 537-6001

This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of Zurich Money Funds (the "Trust") dated November 30, 1998. The prospectus may be obtained without charge by calling or writing Zurich Money Funds.

                                TABLE OF CONTENTS


INVESTMENT RESTRICTIONS.....................................................2
MUNICIPAL SECURITIES........................................................5
INVESTMENT MANAGER..........................................................6
PORTFOLIO TRANSACTIONS......................................................8
PURCHASE AND REDEMPTION OF SHARES..........................................10
DIVIDENDS, NET ASSET VALUE AND TAXES.......................................10
PERFORMANCE................................................................11
OFFICERS AND TRUSTEES......................................................16
SPECIAL FEATURES...........................................................18
SHAREHOLDER RIGHTS.........................................................19
APPENDIX -- RATINGS OF INVESTMENTS.........................................21


The financial statements appearing in the Funds' 1998 Annual Report to Shareholders are incorporated herein by reference. The Funds' Annual Report accompanies this Statement of Additional Information.

LOGO
      printed on recycled paper

INVESTMENT RESTRICTIONS

The Zurich Money Market Fund (the "Money Market Fund"), Zurich Government Money Fund (the "Government Money Fund") and Zurich Tax-Free Money Fund (the "Tax-Free Money Fund") have adopted certain investment restrictions which, together with the investment objective and policies of each Fund, cannot be changed without approval by holders of a majority of such Fund's outstanding voting shares. As defined in the Investment Company Act of 1940, this means the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares of the Fund are present in person or by proxy; or (b) more than 50% of the outstanding shares of the Fund.

The Money Market Fund may not:

     (1) Purchase common stocks, preferred stocks, warrants, other equity securities, state bonds, municipal bonds or industrial revenue bonds (except through the purchase of debt obligations in accordance with its investment objective and policies), and except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

     (2) Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of the Fund's assets would be invested in securities of that issuer, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

     (3) Purchase more than 10% of any class of securities of any issuer, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund. All debt securities and all preferred stocks are each considered as one class.

     (4) Invest more than 5% of the Fund's total assets in securities of issuers which with their predecessors have a record of less than three years continuous operation, and equity securities of issuers which are not readily marketable, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

     (5) Enter into repurchase agreements if, as a result thereof, more than 10% of the Fund's total assets valued at the time of the transaction would be subject to repurchase agreements maturing in more than seven days.

     (6) Make loans to others (except through the purchase of debt obligations or repurchase agreements in accordance with its investment objective and policies).

     (7) Borrow money except as a temporary measure for extraordinary or emergency purposes and then only in an amount up to one-third of the value of its total assets, in order to meet redemption requests without immediately selling any money market instruments (any such borrowings under this section will not be collateralized). If, for any reason, the current value of the Fund's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Fund will, within three business days, reduce its indebtedness to the extent necessary. The Fund will not borrow for leverage purposes.

     (8) Make short sales of securities, or purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions.

     (9)  Write, purchase or sell puts, calls or combinations thereof.

     (10) Concentrate more than 25% of the value of its assets in any one industry; provided, however, that the Fund reserves freedom of action to invest up to 100% of its assets in certificates of deposit or bankers' acceptances when management considers it to be in the best interests of the Fund in attaining its investment objective, and except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

     (11) Purchase or retain the securities of any issuer if any of the officers, trustees or directors of the Trust or its investment adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

     (12) Invest more than 5% of the Fund's total assets in securities restricted as to disposition under the federal securities laws (except commercial paper issued under Section 4(2) of the Securities Act of
          1933), and except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

     (13) Invest for the purpose of exercising control or management of another issuer.

     (14) Invest in commodities or commodity futures contracts or in real estate, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

     (15) Invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the securities of issuers which invest in or sponsor such programs.

     (16) Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets, and except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

     (17) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities, and except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

     (18) Issue senior securities as defined in the Investment Company Act of 1940.

The Government Money Fund may not:

     (1) Purchase securities or make investments other than in accordance with its investment objective and policies, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

     (2) Enter into repurchase agreements if, as a result thereof, more than 10% of the Fund's total assets valued at the time of the transaction would be subject to repurchase agreements maturing in more than seven days.

     (3) Make loans to others (except through the purchase of debt obligations or repurchase agreements in accordance with its investment objective and policies).

     (4) Borrow money except as a temporary measure for extraordinary or emergency purposes and then only in an amount up to one-third of the value of its total assets, in order to meet redemption requests without immediately selling any instruments (any such borrowings under this section will not be collateralized). If, for any reason, the current value of the Fund's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Fund will, within three business days, reduce its indebtedness to the extent necessary. The Fund will not borrow for leverage purposes.

     (5) Make short sales of securities, or purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions.

     (6) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of Fund securities, and except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

     (7) Issue senior securities as defined in the Investment Company Act of 1940.

The Tax-Free Money Fund may not:

     (1) Purchase securities if as a result of such purchase 25% or more of the Fund's total assets would be invested in any one industry or in any one state, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund. Municipal Securities and obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities are not considered an industry for purposes of this restriction.

     (2) Purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities) if as a result more than 5% of the value of the Fund's assets would be invested in the securities of such issuer, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund. For purposes of this limitation, the Fund will regard the entity which has the primary responsibility for the payment of interest and principal as the issuer.

     (3) Invest more than 5% of the Fund's total assets in industrial development bonds sponsored by companies which with their predecessors have less than three years' continuous operation.

     (4) Make loans to others (except through the purchase of debt obligations or repurchase agreements in accordance with its investment objective and policies).

     (5) Borrow money except as a temporary measure for extraordinary or emergency purposes and then only in an amount up to one-third of the value of its total assets, in order to meet redemption requests without immediately selling any money market instruments (any such borrowings under this section will not be collateralized). If, for any reason, the current value of the Fund's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Fund will, within three business days, reduce its indebtedness to the extent necessary. The Fund will not borrow for leverage purposes.

     (6) Make short sales of securities or purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions.

     (7)  Write, purchase or sell puts, calls or combinations thereof,  although
          the  Fund  may  purchase  Municipal   Securities  subject  to  Standby
          Commitments in accordance with its investment objective and policies.

     (8) Purchase or retain the securities of any issuer if any of the officers, trustees or directors of the Trust or its investment adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

     (9) Invest more than 5% of the Fund's total assets in securities restricted as to disposition under the federal securities laws (except commercial paper issued under Section 4(2) of the Securities Act of
          1933), except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

     (10) Invest for the purpose of exercising control or management of another issuer.

     (11) Invest in commodities or commodity futures contracts or in real estate except that the Fund may invest in Municipal Securities secured by real estate or interests therein.

     (12) Invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in Municipal Securities of issuers which invest in or sponsor such programs.

     (13) Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets, and except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

     (14) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities, and except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

     (15) Issue senior securities as defined in the Investment Company Act of 1940.

If a Fund adheres to a percentage restriction at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation. The Funds did not borrow money, as permitted by investment restrictions number 7 (Money Market
Fund), number 4 (Government Money Fund) and number 5 (Tax-Free Money Fund), in the latest fiscal year; and they have no present intention of borrowing during the coming year. In any event, borrowings would only be as permitted by such restrictions. The Tax-Free Money Fund may invest more than 25% of its total assets in industrial development bonds.

MUNICIPAL SECURITIES

Municipal Securities which the Tax-Free Money Fund may purchase include, without limitation, debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works. Other public purposes for which Municipal Securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities.

Municipal Securities, such as industrial development bonds, are issued by or on behalf of public authorities to obtain funds for purposes including privately operated airports, housing, conventions, trade shows, ports, sports, parking or pollution control facilities or for facilities for water, gas, electricity or sewage and solid waste disposal. Such obligations, which may include lease arrangements, are included within the term Municipal Securities if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Securities, although current federal tax laws place substantial limitations on the size of such issues.

Municipal Securities generally are classified as "general obligation" or "revenue." General obligation notes are secured by the issuer's pledge of its full credit and taxing power for the payment of principal and interest. Revenue notes are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds which are Municipal Securities are in most cases revenue bonds and generally do not constitute the pledge of the credit of the issuer of such bonds.

Examples of Municipal Securities that are issued with original maturities of one year or less are short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes, pre-refunded municipal bonds, warrants and tax-free commercial paper.

Tax anticipation notes typically are sold to finance working capital needs of municipalities in anticipation of receiving property taxes on a future date. Bond anticipation notes are sold on an interim basis in anticipation of a municipality issuing a longer term bond in the future. Revenue anticipation notes are issued in expectation of receipt of other types of revenue such as those available under the Federal Revenue Sharing Program. Construction loan notes are instruments insured by the Federal Housing Administration with permanent financing by "Fannie Mae" (the Federal National Mortgage Association) or "Ginnie Mae" (the Government National Mortgage Association) at the end of the project construction period. Pre-refunded municipal bonds are bonds which are not yet refundable, but for which securities have been placed in escrow to refund an original municipal bond issue when it becomes refundable. Tax-free commercial paper is an unsecured promissory obligation issued or guaranteed by a municipal issuer. The Tax-Free Money Fund may purchase other Municipal
Securities similar to the foregoing, which are or may become available, including securities issued to pre-refund other outstanding obligations of municipal issuers.

The federal bankruptcy statutes relating to the adjustments of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material adverse changes in the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which ultimately could affect the validity of those Municipal Securities or the tax-free nature of the interest thereon.

INVESTMENT MANAGER

Investment Manager. Scudder Kemper Investments, Inc. ("Scudder Kemper" or "the Adviser"), 345 Park Avenue, New York, New York is the Funds' investment manager. Scudder Kemper is approximately 70% owned by Zurich Financial Services, Inc. a newly formed global insurance and financial services company. The balance of the Adviser is owned by its officers and employees. Pursuant to an investment management agreement, Scudder Kemper acts as each Fund's investment adviser, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical, and administrative services, and permits any of its officers or employees to serve without compensation as trustees or officers of the Trust if elected to such positions. The Trust pays the expenses of its operations, including the fees and expenses of independent auditors, counsel, custodian and transfer agent and the cost of share certificates, reports and notices to shareholders, costs of calculating net asset value and maintaining all accounting records thereto, brokerage commissions or transaction costs, taxes, registration fees, the fees and expenses of qualifying the Fund and its shares for distribution under federal and state securities laws and membership dues in the Investment Company Institute or any similar organization. Trust expenses generally are allocated among the Funds on the basis of relative net assets at the time of allocation, except that expenses directly attributable to a particular Fund are charged to that Fund.

The investment management agreement continues in effect from year to year for each Fund so long as its continuation is approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Trust and
(b) by the shareholders of each Fund or the Board of Trustees. If continuation is not approved for a Fund, the investment management agreement nevertheless may continue in effect for the Funds for which it is approved and Scudder Kemper may continue to serve as investment manager for the Fund for which it is not approved to the extent permitted by the Investment Company Act of 1940. The agreement may be terminated at any time upon 60 days notice by either party, or by a majority vote of the outstanding shares of a Fund with respect to that Fund, and will terminate automatically upon assignment. Shareholders of each Fund will vote separately upon continuation of the investment management agreement and upon other matters affecting only an individual Fund. Additional Funds may be subject to a different agreement.

The investment management agreement provides that Scudder Kemper shall not be liable for any error of judgment or of law, or for any loss suffered by the Funds in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Scudder Kemper in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.

At December 31, 1997, pursuant to the terms of an agreement, Scudder, Stevens & Clark, Inc. ("Scudder") and Zurich Insurance Company ("Zurich") formed a new global organization by combining Scudder with Zurich Kemper Investments, Inc., a former subsidiary of Zurich and the former investment manager to each Fund, and Scudder changed its name to Scudder Kemper Investments, Inc. As a result of the transaction, Zurich owned approximately 70% of the Adviser, with the balance owned by the Adviser's officers and employees.

On September 7, 1998, the businesses of Zurich (including Zurich's 70% interest in Scudder Kemper) and the financial services businesses of B.A.T Industries p.l.c. ("B.A.T") were combined to form a new global insurance and financial services company known as Zurich Financial Services, Inc. By way of a dual holding company structure, former Zurich shareholders initially owned approximately 57% of Zurich Financial Services, Inc., with the balance initially owned by former B.A.T shareholders.

Upon consummation of this transaction, each Fund's existing investment management agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. The Board has approved a new investment management agreement with Scudder Kemper, which is substantially identical to the current investment management agreement, except for the date of execution and termination. This agreement became effective upon the termination of the then current investment management agreement and will be submitted for shareholder approval at a special meeting currently scheduled to conclude in December 1998.


For the services and facilities furnished, the Trust pays an annual investment management fee, payable monthly, on a graduated basis of .50% of the first $215 million of average daily net assets of the Trust, 0.375% on the next $335 million, 0.30% on the next $250 million and 0.25% of average daily net assets of the Trust over $800 million. Scudder Kemper has agreed to reimburse the Trust should all operating expenses of the Trust, including the investment management fee of Scudder Kemper but excluding taxes, interest, extraordinary expenses and brokerage commissions or transaction costs, exceed 1 1/2% of the first $30 million of average net assets of the Trust and 1% of average net assets over $30 million on an annual basis. The investment management fee and the expense limitation are computed based upon the combined average daily net assets of the Funds and are allocated among such Funds based upon the relative net assets of each Fund.


For its services as investment adviser and manager and for facilities furnished during the fiscal years ended July 31 indicated, the Funds incurred investment management fees as shown.


Fund                      1998                1997              1996            1995
----                      ----                ----              ----            ----


Money Market              $12,086,000      $11,666,000      $11,134,000     $10,924,000
Government Money        $ 1,815,000        $ 1,894,000      $ 1,747,000     $ 1,637,000
Tax-Free Money          $ 2,156,000        $ 2,068,000      $ 2,032,000     $ 2,072,000


Fund Accounting Agent. Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share of the Fund and maintaining all accounting records related thereto. Currently, SFAC receives no fee for its services to the Fund; however, subject to Board approval, at some time in the future, SFAC may seek payment for its services under this agreement.

Principal Underwriter. Kemper Distributors, Inc. ("KDI"), an affiliate of Scudder Kemper, is the principal underwriter for shares of the Funds and acts as agent of the Funds in the sale of their shares. The Funds pay the cost for the prospectus and shareholder reports to be set in type and printed for existing shareholders, and KDI pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. KDI also pays for supplementary sales literature and advertising costs. Terms of continuation, termination and assignment under the underwriting agreement are identical to those described above with regard to the investment management agreement, except that termination other than upon assignment requires six months notice and shares are voted in the aggregate and not by Fund whenever shareholders vote with respect to such agreement.

Certain officers or trustees of the Trust are also directors or officers of Scudder Kemper and KDI as indicated under "Officers and Trustees."


Custodian and Shareholder Service Agent. Investors Fiduciary Trust Company ("IFTC"), 801 Pennsylvania Avenue, Kansas City, Missouri 64105, as custodian, and State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as sub-custodian, have custody of all securities and cash of the Funds. They attend to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Funds. IFTC is also the Funds' transfer and dividend-paying agent. Pursuant to a services agreement with IFTC, Kemper Service Company ("KSvC"), an affiliate of Scudder Kemper, serves as "Shareholder Service Agent." IFTC receives, as transfer agent, and pays to KSvC, annual account fees of a maximum of $8 per account plus account set-up, transaction, maintenance and out-of-pocket expense reimbursement. For the fiscal year ended July 31, 1998, IFTC remitted shareholder service fees in the amount of $6,375,000 to KSvC as Shareholder Service Agent.


Independent Auditors and Reports to Shareholders. The Funds' independent auditors, Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois 60606, audit and report on the Funds' annual financial statements, review certain regulatory reports and the Funds' federal income tax return, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Funds. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

LEGAL COUNSEL. Vedder, Price, Kaufman & Kammholz, 222 North LaSalle Street, Chicago, Illinois 60601, serves as legal counsel to the Fund.

PORTFOLIO TRANSACTIONS

Portfolio transactions are undertaken principally to pursue the objective of each Fund in relation to movements in the general level of interest rates, to invest money obtained from the sale of Fund shares, to reinvest proceeds from maturing portfolio securities and to meet redemptions of Fund shares. This may increase or decrease the yield of a Fund depending upon management's ability to correctly time and execute such transactions. Since a Fund's assets are invested in securities with short maturities, its portfolio will turn over several times a year. Securities with maturities of less than one year are excluded from required portfolio turnover rate calculations, so each Fund's portfolio turnover rate for reporting purposes is zero.


Scudder Kemper and its affiliates furnish investment management services for the Kemper Funds, Zurich Money Funds, Zurich YieldWise Funds and other clients including affiliated insurance companies. These entities may share some common research and trading facilities. At times investment decisions may be made to purchase or sell the same investment security for a Fund and for one or more of the other clients of Scudder Kemper or its affiliates. When two or more of such clients are simultaneously engaged in the purchase or sale of the same security through the same trading facility, the transactions are allocated as to amount and price in a manner considered equitable to each.


The primary objective of the Adviser in placing orders for the purchase and sale of securities for a Fund's portfolio is to obtain the most favorable net results taking into account such factors as price, commission where applicable, size of order, difficulty of execution and skill required of the executing broker/dealer. The Adviser seeks to evaluate the overall reasonableness of brokerage commissions paid (to the extent applicable) through its familiarity with commissions charged on comparable transactions, as well as by comparing commissions paid by a Fund to reported commissions paid by others. The Adviser reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

When it can be done consistently with the policy of obtaining the most favorable net results, it is the Adviser's practice to place such orders with broker/dealers who supply research, market and statistical information to a Fund. The term "research, market and statistical information" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Adviser is authorized when placing portfolio transactions for a Fund to pay a brokerage commission in excess of that which another broker might charge for executing the same transaction solely on account of receipt of the research, market or statistical information. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.

In selecting among firms believed to meet the criteria for handling a particular transaction, the Adviser may give consideration to those firms that have sold or are selling shares of a Fund managed by the Adviser.

To the maximum extent feasible, it is expected that the Adviser will place orders for a portfolio transactions through Scudder Investor Services ("SIS"), a corporation registered as a broker-dealer and a subsidiary of the Adviser. SIS will place orders on behalf of the Fund with issuers, underwriters or other brokers and dealers. SIS will not receive any commission, fee or other remuneration from the Fund for this service.

Although certain research, market and statistical information from broker/dealers may be useful to a Fund and to the Adviser, it is the opinion of the Adviser that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Adviser's staff. Such information may be useful to the Adviser in providing services to clients other than the Fund and not all such information is used by the Adviser in connection with the Fund. Conversely, such information provided to the Adviser by broker/dealers through whom other clients of the Adviser effect securities transactions may be useful to the Adviser in providing services to a Fund.

The Board members for a Fund review from time to time whether the recapture for the benefit of a Fund of some portion of the brokerage commissions or similar fees paid by a Fund on portfolio transaction is legally permissible and advisable.

Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker. There usually are no brokerage commissions paid by the Fund for such purchases. During the last three fiscal years the Fund paid no portfolio brokerage commissions. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers will include the spread between the bid and asked prices.

PURCHASE AND REDEMPTION OF SHARES

Shares of each Fund are sold at their net asset value next determined after an order and payment are received in the form described in the Funds' prospectus. There is no sales charge. The minimum initial investment in any Fund is $1,000 and the minimum subsequent investment is $100 but such minimum amounts may be changed at any time. See the prospectus for certain exceptions to these minimums. The Funds may waive the minimum for purchases by trustees, directors, officers or employees of the Trust or Scudder Kemper and its affiliates and the $3 monthly fee assessed on accounts below $1,000. An investor wishing to open an account should use the Account Application Form available from the Funds and choose one of the methods of purchase described in the Funds' prospectus. An order for the purchase of shares that is accompanied by a check drawn on a foreign bank (other than a check drawn on a Canadian bank in U.S. Dollars) will not be considered in proper form and will not be processed unless and until the Fund determines that it has received payment of the proceeds of the check. The time required for such a determination will vary and cannot be determined in advance.

Upon receipt by the Shareholder Service Agent, of a request for redemption in proper form, shares will be redeemed by a Fund at the applicable net asset value as described in the Funds' prospectus. A shareholder may elect to use either the regular or expedited redemption procedures.

The Funds may suspend the right of redemption or delay payment more than seven days (a) during any period when the New York Stock Exchange ("Exchange") is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of a Fund's investments is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of its net assets, or (c) for such other periods as the Securities and Exchange Commission may by order permit for the protection of the Funds' shareholders.

Although it is the Trust's present policy to redeem in cash, if the Board of Trustees determines that a material adverse effect would be experienced by the remaining shareholders if payment were made wholly in cash, the Trust will pay the redemption price in whole or in part by a distribution of portfolio securities in lieu of cash, in conformity with the applicable rules of the Securities and Exchange Commission, taking such securities at the same value used to determine net asset value, and selecting the securities in such manner as the Board of Trustees may deem fair and equitable. If such a distribution occurs, shareholders receiving securities and selling them could receive less than the redemption value of such securities and in addition could incur certain transaction costs. Such a redemption would not be as liquid as a redemption entirely in cash. The Trust has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940 pursuant to which the Trust is obligated to redeem shares of a Fund solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder of record.

DIVIDENDS, NET ASSET VALUE AND TAXES

Dividends. Dividends are declared daily and paid monthly. Shareholders will receive dividends in additional shares of the same Fund unless they elect to receive cash. Dividends will be reinvested monthly at the net asset value normally on the 25th of each month if a business day, otherwise on the prior business day. The Funds will pay shareholders who redeem their entire accounts all unpaid dividends at the time of redemption not later than the next dividend payment date.

Each Fund calculates its dividends based on its daily net investment income. For this purpose, the net investment income of a Fund consists of (a) accrued interest income plus or minus amortized discount or premium (excluding market discount for the Tax-Free Money Fund), (b) plus or minus all short-term realized gains and losses on portfolio assets and (c) minus accrued expenses allocated to the Fund. Expenses of the Funds are accrued each day. While each Fund's investments are valued at amortized cost, there will be no unrealized gains or losses on portfolio securities. However, should the net asset value of a Fund deviate significantly from market value, the Board of

Trustees could decide to value the portfolio securities at market value and then unrealized gains and losses would be included in net investment income above.

Net Asset Value. As described in the prospectus, each Fund values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. Calculations are made to compare the value of a Fund's investments valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. If a deviation of of 1% or more were to occur between the net asset value per share calculated by reference to market values and a Fund's $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees of the Trust believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated. If a Fund's net asset value per share (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board of Trustees of the Trust might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividends for the period during which they held shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if a Fund's net asset value per share (computed using market values) were to increase, or were anticipated to increase, above $1.00 (computed using amortized cost), the Board of Trustees of the Trust might supplement dividends in an effort to maintain the net asset value at $1.00 per share.

Taxes. Interest on indebtedness which is incurred to purchase or carry shares of a mutual fund portfolio which distributes exempt-interest dividends during the year is not deductible for federal income tax purposes. Further, the Tax-Free Money Fund may not be an appropriate investment for persons who are `substantial users' of facilities financed by industrial development bonds held by the Tax-Free Money Fund or are `related persons' to such users; such persons should consult their tax advisers before investing in the Tax-Free Money Fund.

The "Superfund Act of 1986" (the "Superfund Act") imposes a separate tax on corporations at a rate of 0.12 percent of the excess of such corporation's
"modified alternative minimum taxable income" over $2 million. A portion of tax-exempt interest, including exempt-interest dividends from the Tax-Free Money Fund, may be includible in modified alternative minimum taxable income. Corporate shareholders are advised to consult their tax advisers with respect to the consequences of the Superfund Act.

PERFORMANCE

As reflected in the prospectus, the historical performance calculation for a Fund may be shown in the form of "yield," "effective yield," "total return," "average annual total return" and, for the Tax-Free Money Fund only, "tax equivalent yield." These various measures of performance are described below.

Each Fund's yield is computed in accordance with a standardized method prescribed by rules of the Securities and Exchange Commission. Under that method, the current yield quotation is based on a seven-day period and is computed for each Fund as follows. The first calculation is net investment income per share, which is accrued interest on portfolio securities, plus or minus amortized discount or premium (excluding market discount for the Tax-Free Money Fund), less accrued expenses. This number is then divided by the price per share (expected to remain constant at $1.00) at the beginning of the period ("base period return"). The result is then divided by 7 and multiplied by 365 and the resulting yield figure is carried to the nearest one-hundredth of one percent. Realized capital gains or losses and unrealized appreciation or depreciation of investments are not included in the calculation.

Each Fund's effective yield is determined by taking the base period return (computed as described above) and calculating the effect of assumed compounding. The formula for the effective yield is:
(base period return + 1^365/7-1.

Average annual total return ("AATR") is found for a specific period by first taking a hypothetical $1,000 investment ("initial investment") on the first day of the period and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all dividends have been reinvested at net asset value on the reinvestment dates.

Total return is not calculated according to a standard formula, except when calculated for the "Financial Highlights" table in the financial statements. Total return is calculated similarly to AATR but is not annualized. It may be shown as a percentage or the increased dollar value of the hypothetical investment over the period.


         All performance information shown below is for periods ended July , 1998.



                                                  *Tax-
                                     Effective  Equivalent                               Total     Total     Total
                           Yield      Yield      Yield      AATR     AATR     AATR      Return    Return    Return
Fund                      7 days     7 days     7 days     1 yr.    5 yrs.    10 yrs.    1 yr.     5 yrs.   10 yrs.
----                      ------     ------     ------     -----    ------    -------    -----     ------   -------


Money Market              5.19%      5.32%       n/a       5.36%     4.58%     5.65%      5.36%    30.81%    73.24%
Government Money          5.18        5.31       n/a        5.34      4.58      5.62       5.34     30.81     72.76
Tax-Free Money            3.36        3.42      5.34        3.46      3.09      3.92       3.46     20.05     46.82


    *    Based upon a marginal federal income tax rate of 37.1%.



The tax equivalent yield of the Tax-Free Money Fund is computed by dividing that portion of the Fund's yield (computed as described above) which is tax-exempt by (one minus the stated federal income tax rate) and adding the result to that portion, if any, of the yield of the Fund that is not tax-exempt. For additional information concerning tax-exempt yields, see "Tax-Exempt versus Taxable Yield" below.

Each Fund's yield fluctuates, and the publication of an annualized yield quotation is not a representation as to what an investment in a Fund will actually yield for any given future period. Actual yields will depend not only on changes in interest rates on money market instruments during the period in which the investment in a Fund is held, but also on such matters as Fund expenses.

Money market mutual funds allow smaller investors to participate in the money market and to receive money market yields that previously were available only to those investors with large sums of money. Prior to the introduction of the first money market mutual funds, small investors wanting to manage their cash reserves had a limited choice of bank products available with a predetermined set of interest rates such as passbook savings accounts and checking accounts. Currently, there are hundreds of money market funds managing billions of dollars for millions of investors. Zurich Money Funds is one of the largest money market funds.

Investors have an extensive choice of money market funds and money market deposit accounts and the information below may be useful to investors who wish to compare the past performance of the Money Market Fund, the Government Money Fund and the Tax-Free Money Fund with that of their competitors. Past performance cannot be a guarantee of future results.

As indicated in the prospectus (see "Performance"), the performance of the Funds may be compared to that of other mutual funds tracked by Lipper Analytical Services, Inc. ("Lipper"). Lipper performance calculations include the reinvestment of all capital gain and income dividends for the periods covered by the calculations. A Fund's performance also may be compared to other money market funds reported by IBC Financial Data, Inc.'s Money Fund Report(R), or Money Market Insight(R), reporting services on money market funds. As reported by IBC, all investment results represent total return (annualized results for the period net of management fees and expenses) and one year investment results are effective annual yields assuming reinvestment of dividends. From time to time the Funds may include in their sales communications ranking and rating information received from various organizations, to include but not be limited to, ratings from Morningstar, Inc. and rankings from Lipper.

As indicated in the prospectus, a Fund's performance also may be compared on a before or after-tax basis to various bank products, including the average rate of bank and thrift institution money market deposit accounts, interest bearing checking accounts and certificates of deposit as reported in the BANK RATE MONITOR National Index(TM) of 100 leading bank and thrift institutions as published by the BANK RATE MONITOR(TM), N. Palm Beach, Florida 33408. The rates published by the BANK RATE MONITOR National Index(TM) are averages of the personal account rates offered on the Wednesday prior to the date of publication by 100 large banks and thrifts in the top ten Consolidated Standard Metropolitan Statistical Areas.

With respect to money market deposit accounts and interest bearing checking accounts, account minimums range upward from $2,000 in each institution and compounding methods vary. Interest bearing checking accounts generally offer unlimited check writing while money market deposit accounts generally restrict the number of checks that may be written. If more than one rate is offered, the lowest rate is used. Rates are determined by the financial institution and are subject to change at any time specified by the institution. Generally, the rates offered for these products take market conditions and competitive product yields into consideration when set. Bank products represent a taxable alternative income producing product. Bank and thrift institution deposit accounts may be insured. Shareholder accounts in the Funds are not insured. Bank passbook savings accounts compete with money market mutual fund products with respect to certain liquidity features but may not offer all of the features available from a money market mutual fund, such as check writing. Bank passbook savings accounts normally offer a fixed rate of interest while the yield of the Funds fluctuates. Bank checking accounts normally do not pay interest but compete with money market mutual fund products with respect to certain liquidity features (e.g., the ability to write checks against the account). Bank certificates of deposit may offer fixed or variable rates for a set term. (Normally, a variety of terms are available.) Withdrawal of these deposits prior to maturity will normally be subject to a penalty. In contrast, shares of the Funds are redeemable at the net asset value (normally, $1.00 per share) next determined after a request is received, without charge.

Investors may also want to compare a Fund's performance to that of U.S. Treasury bills or notes because such instruments represent alternative income producing products. Treasury obligations are issued in selected denominations. Rates of U.S. Treasury obligations are fixed at the time of issuance and payment of principal and interest is backed by the full faith and credit of the U.S.
Treasury. The market value of such instruments will generally fluctuate inversely with interest rates prior to maturity and will equal par value at maturity. Generally, the values of obligations with shorter maturities will fluctuate less than those with longer maturities. Each Fund's yield will fluctuate. Also, while each Fund seeks to maintain a net asset value per share of $1.00, there is no assurance that it will be able to do so.


Tax-Free versus Taxable Yield. You may want to determine which investment -- tax-free or taxable -- will provide you with a higher after-tax return. To determine the taxable equivalent yield, simply divide the yield from the tax-free investment by the sum of [1 minus your marginal tax rate]. The tables below are provided for your convenience in making this calculation for selected tax-free yields and taxable income levels. These yields are presented for purposes of illustration only and are not representative of any yield that the Tax-Free Money Fund may generate. Both tables are based upon current law as to the 1998 federal tax rate schedules.


Taxable Equivalent Yield Table for Persons Whose Adjusted Gross Income is Under $124,500


                                             Your
                                            Marginal                 A Tax-Exempt Yield of:
           Taxable Income                  Federal Tax     2%      3%      4%      5%      6%      7%
    Single                 Joint             Rate                Is Equivalent to a Taxable Yield of:
-------------------------------------------------------------------------------------------------------
  $25,350-$61,400    $42,350-$102,300        28.0%       2.78     4.17    5.56    6.94    8.33    9.72
-------------------------------------------------------------------------------------------------------
    Over $61,400       Over $102,300         31.0        2.90     4.35    5.80    7.25    8.70   10.14
-------------------------------------------------------------------------------------------------------




Taxable Equivalent Yield Table for Persons Whose Adjusted Gross Income is Over $124,500*


                                             Your
                                            Marginal                 A Tax-Exempt Yield of:
           Taxable Income                  Federal Tax     2%      3%      4%      5%      6%      7%
    Single                 Joint             Rate                Is Equivalent to a Taxable Yield of:
-------------------------------------------------------------------------------------------------------
  $61,400-$128,100   $102,300-$155,950       31.9%       2.94     4.41    5.87    7.34    8.81    10.28
-------------------------------------------------------------------------------------------------------
  $128,100-$278,450  $155,950-$278,450       37.1        3.18     4.77    6.36    7.95    9.54    11.13
-------------------------------------------------------------------------------------------------------
    Over $278,450      Over $278,450         40.8        3.38     5.07    6.76    8.45   10.14    11.82
-------------------------------------------------------------------------------------------------------


     * This table assumes a decrease of $3.00 of itemized deductions for each $100 of adjusted gross income over $124,500. For a married couple with adjusted gross income between $186,800 and $309,300 (single between $124,500 and $247,000), add 0.7% to the above Marginal Federal Tax Rate for each personal and dependency exemption. The taxable equivalent yield is the tax-exempt yield divided by: 100% minus the adjusted tax rate. For example, if the table tax rate is 37.1% and you are married with no dependents, the adjusted tax rate is 38.5% (37.1% + 0.7% + 0.7%). For a tax-exempt yield of 6%, the taxable equivalent yield is about 9.8% (6% / (100% - 38.5%)).


OFFICERS AND TRUSTEES


The officers and trustees of the Trust, their birthdates, their principal occupations and their affiliations, if any, with the Adviser and KDI, the principal underwriter, or their affiliates, are as follows:

DAVID W. BELIN (6/20/28), Trustee, 2000 Financial Center, 7th and Walnut, Des Moines, Iowa; Member, Belin Lamson McCormick Zumbach Flynn, P.C. (attorneys).

LEWIS A. BURNHAM (1/8/33), Trustee, 16410 Avila Boulevard, Tampa, Florida; Retired; formerly, Partner, Business Resources Group; formerly, Executive Vice President, Anchor Glass Container Corporation.

DONALD L.  DUNAWAY  (3/8/37),  Trustee,  7515  Pelican  Bay  Boulevard,  Naples,
Florida; Retired; formerly, Executive Vice President, A. O. Smith Corporation (diversified manufacturer).

ROBERT B. HOFFMAN (12/11/36), Trustee, 800 North Lindbergh Boulevard, St. Louis, Missouri; Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products); formerly, Vice President, Head of International Operations FMC Corporation (manufacturer of machinery and chemicals).

DONALD R. JONES (1/17/30), Trustee, 182 Old Wick Lane, Inverness, Illinois; Retired; Director, Motorola, Inc. (manufacturer of electronic equipment and components); formerly, Executive Vice President and Chief Financial Officer, Motorola, Inc.

SHIRLEY D. PETERSON (9/3/41), Trustee, 401 Rosemont Avenue, Frederick, Maryland; President, Hood College; formerly, partner, Steptoe & Johnson (attorneys); prior thereto, Commissioner, Internal Revenue Service; prior thereto, Assistant Attorney General, U.S. Department of Justice; Director, Bethlehem Steel Corp.

DANIEL PIERCE (3/18/34), Chairman and Trustee*, Two International Place, Boston, Massachusetts; Managing Director, Adviser; Director, Fiduciary Trust Company and Fiduciary Company Incorporated.

WILLIAM P. SOMMERS (7/22/33), Trustee, 333 Ravenswood Avenue, Menlo Park, California; President and Chief Executive Officer, SRI International (research and development); formerly, Executive Vice President, Iameter (medical information and educational service provider); prior thereto, Senior Vice President and Director, Booz, Allen & Hamilton, Inc. (management consulting firm) (retired); Director, Rohr, Inc., Therapeutic Discovery Corp. and Litton Industries.

EDMOND D. VILLANI (3/4/47), Trustee*, 345 Park Avenue, New York, New York; President, Chief Executive Officer and Managing Director, Adviser.

MARK S. CASADY  (9/21/60),  President*,  345 Park  Avenue,  New York,  New York;
Managing  Director,  Adviser;  formerly,   Institutional  Sales  Manager  of  an
unaffiliated mutual fund distributor.

PHILIP J. COLLORA (11/15/45), Vice President and Secretary*, 222 South Riverside Plaza, Chicago, Illinois; Senior Vice President, Adviser.

THOMAS W. LITTAUER (4/26/55), Vice President*, Two International Place, Boston, Massachusetts; Managing Director, Adviser; formerly, Head of Broker Dealer Division of an unaffiliated investment management firm during 1997; prior thereto, President of Client Management Services of an unaffiliated investment management firm from 1991 to 1996.

ANN M. McCREARY (11/6/56), Vice President*, 345 Park Avenue, New York, New York; Managing Director, Adviser.

ROBERT C. PECK, JR. (10/1/46), Vice President*, 222 South Riverside Plaza, Chicago, Illinois; Managing Director, Adviser; formerly, Executive Vice President and Chief Investment Officer with an unaffiliated investment management firm from 1988 to June 1997.

KATHRYN L. QUIRK (12/3/52), Vice President*, 345 Park Avenue, New York, New York; Managing Director, Adviser.

FRANK J. RACHWALSKI, JR. (3/26/45), Vice President*, 222 South Riverside Plaza, Chicago, Illinois; Managing Director, Adviser.

LINDA J. WONDRACK (9/12/64), Vice President*, Two International Place, Boston, Massachusetts; Senior Vice President, Adviser.

JOHN  R.  HEBBLE  (6/27/58),   Treasurer*,   Two  International  Place,  Boston,
Massachusetts; Senior Vice President, Adviser.

BRENDA LYONS (2/21/63), Assistant Treasurer*, Two International Place, Boston, Massachusetts; Senior Vice President, Adviser.

CAROLINE PEARSON (4/1/62), Assistant Secretary*, Two International Place, Boston, Massachusetts; Senior Vice President, Adviser; formerly, Associate, Dechert Price & Rhoads (law firm) 1989 to 1997.

MAUREEN  E. KANE  (2/14/62),  Assistant  Secretary*,  Two  International  Place,
Boston, Massachusetts; Vice President, Adviser; formerly, Assistant Vice President of an unaffiliated investment management firm; prior thereto, Associate Staff Attorney of an unaffiliated investment management firm; Associate, Peabody & Arnold (law firm).

ELIZABETH C. WERTH (10/1/47), Assistant Secretary*, 222 South Riverside Plaza, Chicago, Illinois; Vice President, Adviser and KDI.

* Interested persons of the Funds as defined in the Investment Company Act of 1940.

The trustees and officers who are "interested persons" as designated above receive no compensation from the Funds. The table below shows amounts paid or accrued to those trustees who are not designated "interested persons" during the Trust's 1998 fiscal year except that the information in the last column is for calendar year 1997.


                                                            Total Compensation
                                                              From Trust and
                               Aggregate Compensation          Fund Complex
Name of Trustee                      From Trust             Paid to Trustees**
---------------                      ----------             ------------------

David W. Belin*                        $14,100                  $168,100
Lewis A. Burnham                         7,700                   117,800
Donald L. Dunaway*                      12,600                   162,700
Robert B. Hoffman                        7,300                   109,400
Donald R. Jones                          7,900                   114,200
Shirley D. Peterson                      6,800                   114,000
William P. Sommers                       6,800                   109,400

------------
* Includes current fees deferred and interest pursuant to deferred compensation agreements with the Trust. Deferred amounts accrue interest monthly at a rate equal to the yield of Zurich Money Funds -- Zurich Money Market Fund. Total deferred amounts and interest accrued through July 31, 1998 are $149,800 for Mr. Belin and $60,300 for Mr. Dunaway.


** Includes compensation for service on twenty-five funds managed by Scudder Kemper with 43 fund portfolios. Each trustee currently serves as a trustee of 26 funds managed by Scudder Kemper with 48 fund portfolios. Total compensation does not reflect amounts paid by the Adviser to the trustees for meeting regarding the combination of Scudder, Stevens & Clark, Inc. and Zurich Kemper Investments, Inc. Such amounts totaled $21,900, $25,400, $21,900, $17,300, $20,800, $24,200 and $21,900 for Messrs. Belin, Burnham,
     Dunaway, Hoffman, Jones, Ms. Peterson and Mr. Sommers, respectively.


As of October 31, 1998, the officers and trustees of the Trust, as a group, owned less than 1% of the outstanding shares of each Fund and no person owned of record 5% or more of the outstanding shares of any Fund.


SPECIAL FEATURES

Automatic Withdrawal Program. If you own $5,000 or more of a Fund's shares you may provide for the payment from your account of any requested dollar amount to be paid to you or your designated payee monthly, quarterly, semi-annually or annually. The $5,000 minimum account size is not applicable to Individual Retirement Accounts. Dividend distributions will be automatically reinvested at net asset value. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested, redemptions for the purpose of making such payments may reduce or even exhaust the account. The program may be amended on thirty days notice by the Fund and may be terminated at any time by the shareholder or the Funds.

Tax-Sheltered Retirement Programs. The Shareholder Service Agent provides retirement plan services and documents and can establish your account in any of the following types of retirement plans:

o Individual Retirement Accounts (IRAs) with IFTC as custodian. This includes Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE"), IRA accounts and Simplified Employee Pension Plan (SEP) IRA accounts and prototype documents.

o 403(b) Custodial Accounts with IFTC as custodian. This type of plan is available to employees of most non-profit organizations.

o Prototype money purchase pension and profit-sharing plans may be adopted by employers. The maximum contribution per participant is the lesser of 25% of compensation or $30,000.

Brochures describing the above plans as well as providing model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, SIMPLE 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. The brochures for plans with IFTC as custodian describe the current fees payable to IFTC for its services as custodian. Investors should consult with their own tax advisers before establishing a retirement plan.

SHAREHOLDER RIGHTS


The Trust generally is not required to hold meetings of its shareholders. Under the Agreement and Declaration of Trust of the Trust ("Declaration of Trust"), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees, if a meeting is called for such purpose; (b) the adoption of any contract for which shareholder approval is required by the Investment Company Act of 1940 ("1940 Act"); (c) any termination of the Trust, a Fund or a class to the extent and as provided in the Declaration of Trust; (d) any amendment of the Declaration of Trust (other than amendments changing the name of the Trust, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); ; and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Trust, or any registration of the Trust with the Securities and Exchange Commission or any state, or as the trustees may consider necessary or desirable. The shareholders also would vote upon changes in fundamental investment objectives, policies or restrictions.


Each trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of his successor or until such trustee sooner dies, resigns, retires or is removed by a majority vote of the shares entitled to vote (as described below) or a majority of the trustees. In accordance with the 1940 Act (a) the Trust will hold a shareholder meeting for the election of trustees at such time as less than a majority of the trustees have been elected by shareholders, and (b) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the trustees have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.

Trustees may be removed from office by a vote of the holders of a majority of the outstanding shares at a meeting called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon the written request of ten or more shareholders who have been such for at least six months and who hold shares constituting at least 1% of the outstanding shares of the Trust stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trust has undertaken to disseminate appropriate materials at the expense of the requesting shareholders.

The Declaration of Trust provides that the presence at a shareholder meeting in person or by proxy of at least 30% of the shares entitled to vote on a matter shall constitute a quorum. Thus, a meeting of shareholders of the Trust could take place even if less than a majority of the shareholders were represented on its scheduled date. Shareholders would in such a case be permitted to take action which does not require a larger vote than a majority of a quorum, such as the election of trustees and ratification of the selection of auditors. Some matters requiring a larger vote under the Declaration of Trust, such as termination or reorganization of the Trust and certain amendments of the Declaration of Trust, would not be affected by this provision; nor would matters which under the 1940 Act require the vote of a "majority of the outstanding voting securities" as defined in the 1940 Act.


The Declaration of Trust specifically authorizes the Board of Trustees to terminate the Trust (or any Fund or class) by notice to the shareholders without shareholder approval.


Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of the Trust. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the trustees. Moreover, the Declaration of Trust provides for indemnification out of Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust and the Trust will be covered by insurance which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by Scudder Kemper remote and not material since it is limited to circumstances in which a disclaimer is inoperative and the Trust itself is unable to meet its obligations.

Master/Feeder Structure. The Board of Trustees has the discretion to retain the current distribution arrangement for the Funds while investing in a master fund in a master/feeder fund structure as described below. A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

                       APPENDIX -- RATINGS OF INVESTMENTS

                            COMMERCIAL PAPER RATINGS

A-1, A-2 and Prime-1, Prime-2 Commercial Paper Ratings

Commercial paper rated by Standard & Poor's Corporation has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1, A-2 or A-3.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody's Investors Service, Inc. Among the factors considered by it in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated Prime-1, 2 or 3.

MIG-1 and MIG-2 Municipal Notes

Moody's ratings for state and municipal notes and other short-term loans will be designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Loans designated MIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans designated MIG-2 are of high quality, with margins of protection ample although not so large as in the preceding group.

                   STANDARD & POOR'S CORPORATION BOND RATINGS

AAA. This is the highest rating assigned by Standard & Poor's Corporation to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A. Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

                  MOODY'S INVESTORS SERVICE, INC. BOND RATINGS

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

                                                              Annual Report to
                                                      Shareholders for the Year
                                                            Ended July 31, 1998




                                 [ZURICH LOGO]




                               Zurich Money Funds

TABLE OF CONTENTS

SUBJECT                              PAGE


1
Fund objectives
2
Performance summary
5
Variables affecting performance
6
Performance update
9
Terms to know
10
Portfolio composition
11
Portfolio of investments
28
Report of independent auditors
30
Financial statements
36
Financial highlights

FUND OBJECTIVES

Zurich Money Funds is an open-end, diversified, management investment company offering a choice of three investment funds. Each fund invests in high quality short-term money market instruments consistent with its specific objective as outlined below. Each Fund seeks to maintain a net asset value of $1.00 per share, however there is no assurance that a $1.00 value will be maintained. An investment in money market funds is neither insured nor guaranteed by the U.S. Government.

ZURICH MONEY MARKET FUND

This fund seeks maximum current income to the extent consistent with stability of principal by investing primarily in commercial paper, securities of the U.S. Government, its agencies, and bank certificates of deposit.

ZURICH GOVERNMENT MONEY FUND

This fund seeks maximum current income to the extent consistent with stability of principal by investing exclusively in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

ZURICH TAX-FREE MONEY FUND

This fund seeks maximum current income that is exempt from federal income taxes to the extent consistent with stability of principal from a portfolio of short-term, high quality tax-exempt municipal securities.

2


PERFORMANCE SUMMARY

ZURICH MONEY MARKET FUND


YIELD COMPARISON                     FUND YIELD VS. FIRST TIER MONEY MARKET FUNDS
Zurich Money Market
Fund is compared to                     [WEEKLY 7-DAY AVERAGE YIELD BAR GRAPH]
its IBC Financial Data
category -- The First
Tier Money Market Fund                             FUND YIELD          FIRST TIER
Average which consists                                              MONEY MARKET FUNDS
of all
non-institutional                      8/8/97        5.27%                4.95%
taxable money market                   9/5/97        5.24%                4.95%
funds investing in                    10/3/97        5.25%                4.95%
only first tier                       11/7/97        5.22%                4.95%
(highest rating)                     12/05/97        5.31%                5.00%
securities tracked by                 1/02/98        5.47%                5.07%
IBC Financial Data.                   2/06/98        5.30%                4.99%
Returns are historical                3/06/98        5.21%                4.96%
and do not guarantee                  4/03/98        5.21%                4.93%
future results. Fund                  5/01/98        5.21%                4.90%
yields fluctuate.                     6/05/98        5.18%                4.92%
                                      7/03/98        5.18%                4.94%
7-day yield is the                    7/31/98        5.20%                4.92%
annualized net
investment income per
share for the period
shown. Gains or losses
are not included.

LIPPER RANKING                               LIPPER RANKING
Lipper Analytical
Services, Inc.                  TOP 10%           #31 OF 302 FUNDS         1 YEAR
rankings are based            -----------------------------------------------------
upon changes in net             TOP 11%           #21 OF 189 FUNDS         5 YEARS
asset value with all          -----------------------------------------------------
dividends reinvested            TOP 8%            #10 OF 121 FUNDS        10 YEARS
for the periods               -----------------------------------------------------
indicated as of                 TOP FUND          #1 OF 33 FUNDS          20 YEARS
7/31/98. Rankings are
historical and do not
guarantee future
performance. The
Lipper category used
for comparison is the
Lipper Money Market
Instrument Fund
category.

10-YEAR PERFORMANCE                               10-YEAR PERFORMANCE
This chart shows the
value of a                     [PERFORMANCE OF A $10,000 HYPOTHETICAL INVESTMENT BAR GRAPH]
hypothetical $10,000
investment in Zurich                    8/1/88                        $10,000
Money Market Fund over                 7/31/89                        $10,903
the past 10 fiscal                     7/31/90                        $11,830
years with all                         7/31/91                        $12,680
dividends reinvested.                  7/31/92                        $13,243
The returns shown are                  7/31/93                        $13,635
historical and do not                  7/31/94                        $14,071
represent future                       7/31/95                        $14,822
performance.                           7/31/96                        $15,618
                                       7/31/97                        $16,442
                                       7/31/98                        $17,323

ZURICH GOVERNMENT MONEY FUND


YIELD COMPARISON                   FUND YIELD VS. GOVERNMENT MONEY MARKET FUNDS
Zurich Government
Money Fund is compared                [WEEKLY 7-DAY AVERAGE YIELD BAR GRAPH]
to its IBC Financial
Data category -- The                      FUND YIELD               GOVERNMENT MONEY
Government Money                                                     MARKET FUNDS
Market Fund Average             8/8/97       5.27%                      4.90%
which consists of all           9/5/97       5.24%                      4.90%
non-institutional              10/3/97       5.16%                      4.90%
government money               11/7/97       5.18%                      4.92%
market funds tracked          12/05/97       5.29%                      4.95%
by IBC Financial Data.         1/02/98       5.40%                      4.97%
Returns are historical         2/06/98       5.22%                      4.94%
and do not guarantee           3/06/98       5.21%                      4.94%
future results. Fund           4/03/98       5.16%                      4.92%
yields fluctuate.              5/01/98       5.16%                      4.87%
                               6/05/98       5.20%                      4.90%
7-day yield is the             7/03/98       5.15%                      4.92%
annualized net                 7/31/98       5.15%                      4.89%
investment income per
share for the period
shown. Gains or losses
are not included.

LIPPER RANKING                               LIPPER RANKING
Lipper Analytical
Services, Inc.                  TOP 9%          #10 OF 112          1 YEAR
rankings are based            ----------------------------------------------
upon changes in net             TOP 6%          #5 OF 83 FUNDS      5 YEARS
asset value with all          ----------------------------------------------
dividends reinvested            TOP 7%          #3 OF 46 FUNDS     10 YEARS
for the periods
indicated as of
7/31/98. Rankings are
historical and do not
guarantee future
performance. The
Lipper category used
for comparison is the
Lipper Government
Money Market Fund
category.

10-YEAR PERFORMANCE                               10-YEAR PERFORMANCE
This chart shows the
value of a                         [PERFORMANCE OF A $10,000 HYPOTHETICAL INVESTMENT]
hypothetical $10,000
investment in Zurich                         8/1/88              $10,000
Government Money Fund                       7/31/89              $10,896
over the past 10                            7/31/90              $11,817
fiscal years, with all                      7/31/91              $12,637
dividends reinvested.                       7/31/92              $13,207
The returns shown are                       7/31/93              $13,599
historical and do not                       7/31/94              $14,035
represent future                            7/31/95              $14,787
performance.                                7/31/96              $15,581
                                            7/31/97              $16,401
                                            7/31/98              $17,276


4

ZURICH TAX-FREE MONEY FUND


YIELD COMPARISON                 FUND YIELD VS. TAX-FREE MONEY MARKET FUNDS
Zurich Tax-Free Money
Fund is compared to               [WEEKLY 7-DAY AVERAGE YIELD BAR GRAPH]
its IBC Financial Data
category -- The                                               TAX-FREE
Tax-Free Money Market                    FUND YIELD      MONEY MARKET FUNDS
Fund Average which
consists of all                 8/4/97     3.45%                 3.04%
non-institutional               9/5/97     3.31%                  2.9%
tax-free money market          10/3/97     3.55%                 3.29%
funds tracked by IBC           11/7/97     3.43%                 3.09%
Financial Data.               12/05/97     3.61%                 3.23%
Returns are historical         1/02/98     3.67%                 3.34%
and do not guarantee           2/06/98     3.42%                 3.00%
future results. Fund           3/06/98     3.29%                 2.91%
yields fluctuate.              4/03/98     3.39%                 3.03%
Income from Zurich             5/01/98     3.73%                 3.42%
Tax-Free Money Fund            6/05/98     3.51%                 3.18%
may be subject to              7/03/98     3.40%                 3.03%
state and local taxes          7/27/98     3.37%                 2.99%
and the alternative
minimum tax.

7-day yield is the
annualized net
investment income per
share for the period
shown. Gains or losses
are not included.

LIPPER RANKING                               LIPPER RANKING
Lipper Analytical
Services, Inc.                TOP 4%         #5 OF 131 FUNDS          1 YEAR
rankings are based         ---------------------------------------------------
upon changes in net           TOP 8%         #8 OF 102 FUNDS          5 YEARS
asset value with all       ---------------------------------------------------
dividends reinvested          TOP 7%         #5 OF 68 FUNDS          10 YEARS
for the periods            ---------------------------------------------------
indicated as of
7/31/98. Rankings are
historical and do not
guarantee future
performance. The
Lipper category used
for comparison is the
Lipper Tax-Free Money
Market Fund category.

10-YEAR PERFORMANCE                     [10 YEAR PERFORMANCE BAR GRAPH]
This chart shows the
value of a                8/1/88   7/31/89   7/31/90   7/31/91   7/31/92   7/31/93   7/31/94   7/31/95
7/31/96   7/31/97   7/31/98
hypothetical $10,000     -------   -------   -------   -------   -------   -------   -------   -------
-------   -------   -------
investment in Zurich     $10,000   $10,621   $11,238   $11,808   $12,230   $12,523   $12,814   $13,267
$13,726   $14,191   $14,683
Tax-Free Money Fund
over the past 10
fiscal years, with all
dividends reinvested.
The returns shown are
historical and do not
represent future
performance.

VARIABLES AFFECTING
PERFORMANCE

The investment manager invests in high-quality, short-term securities that are consistent with each fund's specific objectives.

Our primary goal is to provide competitive yields while maintaining preservation of principal and a high degree of liquidity. The specific securities portfolio managers select have a major impact on reaching our goal. However, they must continuously analyze other variables which affect share price stability and fund performance. Traditionally, there are three important variables which are factored into the decision-making process:

MONETARY POLICY

Monetary Policy is managed by the Federal Reserve Board (the "Fed") and has a direct impact on short-term interest rates. If the Fed determines that inflation is climbing, it will enact a policy to decrease or "tighten" the money supply. With less money available, money lenders can command higher interest rates on the money market securities they sell. On the other hand, if the Fed determines the economy is heading toward a recession, it will increase or "ease" the money supply. With more money for borrowers to access, the interest rates for money market securities decline.

INTEREST RATES

Interest Rates will affect money fund yields because as investments mature, the cash received will be reinvested at current money market rates which could be either higher or lower. Reinvesting at higher interest rates generally means higher yields for money funds and reinvesting at lower rates generally means lower yields.

AVERAGE LENGTH OF MATURITY

Average Length of Maturity affects the timing of reinvesting cash from maturing investments. If interest rates are expected to rise, decreasing the portfolio's average length of maturity would enable the Fund to purchase higher-yielding money market securities sooner. Conversely, if rates were expected to decrease, the Fund would invest in money market securities with a longer length of maturity in order to maintain higher yields longer.

(ALSO SEE "TERMS TO KNOW" SECTION)

6

PERFORMANCE UPDATE

[RACHWALSKI PHOTO]

AN INTERVIEW WITH PORTFOLIO MANAGER FRANK RACHWALSKI

                             Although the U.S. economy sustained its healthy growth trend throughout the entire report period (8/1/97 to 7/31/98), the economic crisis in Asia extinguished many signs of inflation. The Federal Reserve Board held their position on interest rates as they maintained their "wait and see" policy. Lead portfolio manager Frank Rachwalski discusses the market and Zurich Money Funds' performance during that time.

                             ---------------------------------------------------

FRANK RACHWALSKI IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. AND LEAD PORTFOLIO MANAGER OF ZURICH MONEY FUNDS. MR. RACHWALSKI HOLDS A B.B.A. AND AN M.B.A. DEGREE FROM LOYOLA UNIVERSITY.

Q       FRANK, IN LOOKING BACK OVER THE LAST 12 MONTHS, WE SAW STEADY ECONOMIC
GROWTH WITH MINIMAL INFLATION. WHAT FACTORS HELPED MAINTAIN THIS HEALTHY FINANCIAL CLIMATE?

       -------------------------------------------------------------------------

A       Employment levels remained high throughout this period giving more people money to spend. While this fueled the U.S. economy, the economic problems in Asia that surfaced in October 1997 continued well into 1998, with the Japanese Yen falling relative to the U.S. Dollar. Consequently, low-priced exports from Asia minimized demand for American-made products causing increased inventories. Production slowed as manufacturers sold product from existing inventories and this, in turn, slowed the economy just enough to keep inflation in check.

- ------------------------------------------------------------------------------
The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report, as stated on the cover. The manager's views are subject to change at any time, based on market and other conditions.

Q       HOW DID THE FEDERAL RESERVE (THE FED) REACT TO THIS CONTINUED RUN OF
ECONOMIC GROWTH?

        ------------------------------------------------------------------------

A       Well, ordinarily the Board of Governors (of the Federal Reserve) would have increased the Fed Funds rate. But, with the Asian problems and low inflation, they were content to maintain their prevailing policy. In fact, we haven't seen them raise rates in over a year.

Q       WITH ALL THESE FACTORS COMING INTO PLAY, WHAT WAS YOUR STRATEGY FOR
MANAGING THE FUNDS?

        ------------------------------------------------------------------------

A       With no change in monetary policy, we saw a continued flattening in the yield curve, which meant long-term interest rates fell relative to short-term interest rates. Since we had no yield incentive to invest in securities with longer maturities, we kept our average maturity at approximately 30 days.

Q       A 30-DAY AVERAGE MATURITY IS SHORTER THAN THE INDUSTRY AVERAGE WHICH IS
APPROXIMATELY 51 DAYS FOR GENERAL PURPOSE MONEY MARKET FUNDS. WHY DID YOU STAY IN THAT RANGE AND HOW DID THIS STRATEGY AFFECT PERFORMANCE?

       -------------------------------------------------------------------------

A       When there's not a big difference in yields among the investments we're considering for the portfolio, the challenge is trying to maximize returns. With a very short average maturity, we had the flexibility to react and take advantage of whatever fluctuations in short-term interest rates occurred during that time. This strategy worked well for us because we were able to invest in the best issues possible, as they became available.

                                                                       Continued

8


Q       WHERE DO YOU THINK THE ECONOMY IS GOING FROM HERE AND HOW WILL THAT
INFLUENCE YOUR INVESTMENT MANAGEMENT CHOICES?

        ------------------------------------------------------------------------

A       I think the inventory correction we saw during the second quarter of
1998 is ending and production schedules will begin increasing. So, although we saw a bit of a slow-down during this last quarter, I expect the second half of 1998 to be back on a stronger growth trend. Another concern is that the core CPI (Consumer Price Index), which includes consumer products except food and energy, increased over 2% during the last 6 months. This means we've started to see price increases. If this trend continues, the Fed would certainly have some concern about inflation taking hold and most likely would raise interest rates. Based on this trend we will continue to keep the average maturity of securities held by the Funds short in order to respond quickly to changing rates. We want to provide the best yield possible for our shareholders, and to maintain the flexibility to be in a position to take advantage of opportunities.

9

TERMS TO KNOW

7-DAY AVERAGE
YIELD Every money market fund calculates its yield according to a standardized method prescribed by the Securities and Exchange Commission. Each day's yield is an average taken over a 7-day period. This average helps to minimize the effect of daily fluctuation in fund income.

YIELD CURVE             Yields tend to vary directly with a security's length of
                        time to maturity. When the relationship between yield and maturity is plotted on a graph it is called the YIELD CURVE. If yields for long-term investments drop relative to yields on short-term investments, the YIELD
                        CURVE will "flatten" since there will be less of a difference in yield between shorter-term and longer-term investments. When this happens, it also means longer-term securities are relatively less attractive.
                        When long-term yields increase relative to short-term yields and the curve steepens, longer-term securities become relatively more desirable.

*The yield curve                   [SAMPLE YIELD CURVE* GRAPH]
 shown is
 hypothetical and                  1 MO.                5.00%
 does not                          3 MO.                5.50%
 represent the                     6 MO.                5.85%
 past or future                    1 YR.                6.05%
 performance of                    5 MO.                6.17%
 any security                     10 MO.                6.23%
 held by the                      30 MO.                6.25%
 Zurich Money
 Funds.

CONSUMER
PRICE INDEX
(CPI) The CPI is a measure of inflation based on the cost of a typical "market basket" of goods and services that reflect the current lifestyle of the typical American consumer. The Bureau of Labor Statistics compiles the CPI every month in order to track changes in the total cost from month to month and year to year.

10

PORTFOLIO COMPOSITION


                   ZURICH MONEY MARKET FUND                    On 7/31/98*
                              Commercial paper                        78%
                              ------------------------------------------------
[PIE CHART]                   Domestic CD's                           16
                              ------------------------------------------------
                              Repurchase agreements                    2
                              ------------------------------------------------
                              U.S. Government agency notes             2
                              ------------------------------------------------
                              Foreign CD's                             2
                              ------------------------------------------------
                                                                     100%
                                 WEIGHTED AVERAGE MATURITY+
                              Zurich Money Market Fund           27 days
                              ------------------------------------------------
                              First Tier Money Fund Average      64 days
                 ZURICH GOVERNMENT MONEY FUND                  On 7/31/98*
                              Repurchase agreements                   59%
                              ------------------------------------------------
                              Federal agencies                        41
[PIE CHART]                   ------------------------------------------------
                                                                     100%
                                 WEIGHTED AVERAGE MATURITY+
                              Zurich Government Money Fund       31 days
                              ------------------------------------------------
                              Government Money Fund Average      51 days

                  ZURICH TAX-FREE MONEY FUND                   On 7/31/98*
                              Tax-exempt commercial paper             52%
                              ------------------------------------------------
                              Variable rate demand notes              45
[PIE CHART]                   ------------------------------------------------
                              Tender securities                        2
                              ------------------------------------------------
                              General market obligations               1
                              ------------------------------------------------
                                                                     100%
                                 WEIGHTED AVERAGE MATURITY+
                              Zurich Tax-Free Money Fund         31 days
                              ------------------------------------------------
                              Tax-Free Money Fund Average        42 days

* Portfolio composition and holdings are subject to change.

+ The Funds are compared to their respective IBC Financial Data category: The First Tier Money Market Fund Average consists of all non-institutional taxable money market funds investing in only first tier (highest rating) securities and tracked by IBC Financial Data; Government Money Market Fund Average includes all non-institutional government money market funds tracked by IBC Financial Data; Tax-Free Money Market Fund Average consists of all non-institutional tax-free money market funds tracked by IBC Financial Data.
Weighted average maturity for Zurich Money Market Fund and Zurich Government Money Fund data is as of 7/28/98, Zurich Tax-Free Money Fund is as of 7/27/98.

PORTFOLIO OF INVESTMENTS

ZURICH MONEY MARKET FUND

JULY 31, 1998 (VALUE IN THOUSANDS)


CORPORATE OBLIGATIONS
 BANKING -- 2.7%             RATE            MATURITY               VALUE
 Banco Real, S.A.            5.60%           10/16/98            $    9,884
 --------------------------------------------------------------------------
 Merita, N.A.                5.58%           9/21/98 - 9/22/98       54,566
 --------------------------------------------------------------------------
 Nordbanken N.A., Inc.       5.57%           9/8/98                  59,650
 --------------------------------------------------------------------------
                                                                    124,100
 BUSINESS LOANS -- 19.8%
 APEX Funding Corp.          5.72%           9/30/98                 24,764
 --------------------------------------------------------------------------
 Asset Securitization
 Cooperative Corp.           5.57% - 5.60%   9/2/98 - 9/21/98        74,558
 --------------------------------------------------------------------------
 Banner Receivables Corp.    5.78% - 5.80%   10/19/98                64,186
 --------------------------------------------------------------------------
 Broadway Capital Corp.      5.68% - 5.78%   8/5/98 - 10/28/98       59,306
 --------------------------------------------------------------------------
 Corporate Asset Funding     5.58% - 5.59%   8/21/98 - 9/18/98       59,708
 --------------------------------------------------------------------------
 Corporate Receivables
 Corp.                       5.59% - 5.60%   8/18/98 - 9/24/98       44,740
 --------------------------------------------------------------------------
 Falcon Asset
 Securitization Corp.        5.59%           9/11/98                 24,842
 --------------------------------------------------------------------------
 Gotham Capital Corp.        5.77% - 5.79%   10/13/98 - 10/26/98     59,276
 --------------------------------------------------------------------------
 International
 Securitization Corp.        5.56% - 5.60%   8/20/98 - 10/15/98      74,619
 --------------------------------------------------------------------------
 Madison Funding Corp.       5.57%           8/17/98                 24,938
 --------------------------------------------------------------------------
 Monte Rosa Capital Corp.    5.58% - 5.65%   8/18/98 - 8/21/98       74,783
 --------------------------------------------------------------------------
 Old Line Funding Corp.      5.58% - 5.60%   8/19/98 - 9/3/98        49,811
 --------------------------------------------------------------------------
 Preferred Receivables
 Funding Corp.               5.59% - 5.61%   8/18/98 - 9/23/98       59,700
 --------------------------------------------------------------------------
 Quincy Capital Corp.        5.58% - 5.60%   9/18/98 - 9/21/98       59,545
 --------------------------------------------------------------------------
 Receivables Capital Corp.   5.57%           8/25/98                  9,963
 --------------------------------------------------------------------------
 Sheffield Receivables
 Corp.                       5.56% - 5.65%   8/10/98 - 8/28/98       64,840
 --------------------------------------------------------------------------
 WCP Funding, Inc.           5.59% - 5.60%   8/4/98 - 8/13/98        49,942
 --------------------------------------------------------------------------
 Wood Street Funding Corp.   5.59%           8/11/98                 19,969
 --------------------------------------------------------------------------
                                                                    899,490

12

(VALUE IN THOUSANDS)

   CAPITAL AND EQUIPMENT
      LENDING -- 9.8%            RATE             MATURITY         VALUE
 Ace Overseas Corp.          5.60% - 5.66%   8/6/98 - 9/28/98    $   49,752
 --------------------------------------------------------------------------
 (a)American Honda Finance
 Corp.                       5.63% - 5.64%   8/10/98 - 8/26/98       60,494
 --------------------------------------------------------------------------
 (a)Caterpillar Financial
 Services Corp.              5.63%           8/17/98                 25,000
 --------------------------------------------------------------------------
 Centric Capital Corp.       5.60% - 5.61%   10/1/98 - 10/5/98       39,614
 --------------------------------------------------------------------------
 (a)Ford Motor Credit Co.    5.70%           8/3/98                  59,996
 --------------------------------------------------------------------------
 (a)IBM Credit Corp.         5.56% - 5.63%   8/3/98 - 8/28/98        54,995
 --------------------------------------------------------------------------
 (a)John Deere Capital
 Corp.                       5.56% - 5.68%   8/10/98 - 9/14/98       59,988
 --------------------------------------------------------------------------
 Sanwa Business Credit
 Corp.                       5.68% - 5.81%   8/6/98 - 10/13/98       49,690
 --------------------------------------------------------------------------
 (a)Sigma Finance, Inc.      5.63%           8/3/98                  45,000
 --------------------------------------------------------------------------
                                                                    444,529
 CAPTIVE BUSINESS LENDING -- 5.3%
 CSW Credit, Inc.            5.56% - 5.58%   8/19/98 - 9/24/98       19,889
 --------------------------------------------------------------------------
 Enterprise Capital Funding
 Corp.                       5.59% - 5.62%   8/11/98 - 9/18/98       69,720
 --------------------------------------------------------------------------
 (a)FINOVA Capital Corp.     5.74%           9/11/98                 55,000
 --------------------------------------------------------------------------
 Golden Manager's
 Acceptance Corp.            5.58%           8/14/98                 34,930
 --------------------------------------------------------------------------
 Oakland-Alameda County
 Coliseum, California        5.58% - 5.60%   8/12/98 - 8/13/98       50,000
 --------------------------------------------------------------------------
 (a)Prudential Funding
 Corp.                       5.65%           8/10/98                 10,000
 --------------------------------------------------------------------------
                                                                    239,539
 CONSUMER LENDING -- 6.4%
 (a)Beneficial Corp.         5.63%           8/12/98                 30,000
 --------------------------------------------------------------------------
 Countrywide Home Loans
                             5.60% - 5.63%   8/11/98 - 8/31/98       44,868
                             (a)5.66% - 5.69% 8/26/98 - 10/26/98     35,000
 --------------------------------------------------------------------------
 (a)(b)GMAC Mortgage
 Corporation of
 Pennsylvania                5.82%           8/3/98                  59,981
 --------------------------------------------------------------------------

                                 RATE             MATURITY          VALUE
 (a)Household Finance Corp.  5.56% - 5.69%   8/28/98 - 8/31/98   $   39,990
 --------------------------------------------------------------------------
 Household International,
 Inc.                        5.61%           8/14/98                 14,970
 --------------------------------------------------------------------------
 Sears Roebuck Acceptance
 Corp.                       5.60%           9/4/98                  64,659
 --------------------------------------------------------------------------
                                                                    289,468
 CONSUMER PRODUCTS AND SERVICES -- 1.5%
 Coca-Cola Enterprises,
   Inc.                      5.59% - 5.61%   8/3/98 - 8/20/98        49,904
 --------------------------------------------------------------------------
 Tribune Co.                 5.61% - 5.63%   8/26/98 - 9/9/98        19,901
 --------------------------------------------------------------------------
                                                                     69,805
 DIVERSIFIED FINANCE -- 14.6%
 Alpine Securitization
   Corp.                     5.57% - 5.58%   8/11/98 - 8/25/98       59,832
 --------------------------------------------------------------------------
 Barton Capital Corp.        5.60% - 5.61%   8/31/98 - 10/5/98       49,634
 --------------------------------------------------------------------------
 (a)CIT Group Holdings,
 Inc.                        5.59%           8/3/98                  39,992
 --------------------------------------------------------------------------
 CXC, Inc.                   5.59% - 5.60%   9/23/98 - 9/25/98       74,372
 --------------------------------------------------------------------------
 Clipper Receivables Corp.   5.57% - 5.59%   8/17/98 - 8/19/98       39,894
 --------------------------------------------------------------------------
 Commercial Credit Co.       5.55% - 5.59%   8/20/98 - 10/8/98       39,695
 --------------------------------------------------------------------------
 Eksportfinans ASA           5.57%           8/10/98                 39,944
 --------------------------------------------------------------------------
 Eureka Securitization,
 Inc.                        5.59% - 5.60%   8/10/98 - 10/23/98      49,647
 --------------------------------------------------------------------------
 General Electric Capital
 Corp.                       5.57%           9/17/98                 49,639
 --------------------------------------------------------------------------
 Heller Financial, Inc.      5.83%           8/18/98 - 8/27/98       49,828
 --------------------------------------------------------------------------
 Thunder Bay Funding, Inc.   5.59% - 5.60%   8/20/98 - 9/1/98        54,783
 --------------------------------------------------------------------------
 Twin Towers, Inc.           5.60% - 5.63%   8/10/98 - 8/25/98       39,886
 --------------------------------------------------------------------------
 Windmill Funding Corp.      5.59% - 5.61%   8/21/98 - 10/14/98      74,430
 --------------------------------------------------------------------------
                                                                    661,576
 FINANCIAL SERVICES -- 8.5%
 (a)Bear Stearns Cos., Inc.  5.63% - 5.64%   8/6/98 - 8/18/98        55,000
 --------------------------------------------------------------------------
 (a)CS First Boston, Inc.    5.61%           8/3/98                  54,994
 --------------------------------------------------------------------------
 (a)Goldman Sachs Group,
 L.P.                        5.60%           8/7/98                  55,000
 --------------------------------------------------------------------------

14

(VALUE IN THOUSANDS)

                             RATE            MATURITY                VALUE
 (a)Lehman Brothers
 Holdings, Inc.              5.71%           8/20/98             $   58,000
 --------------------------------------------------------------------------
 (a)Merrill Lynch & Co.,
 Inc.                        5.62%           8/4/98                  25,000
 --------------------------------------------------------------------------
 (a)Morgan Stanley, Dean
 Witter & Co.                5.61% - 5.76%   9/10/98 - 9/18/98       51,010
 --------------------------------------------------------------------------
 Salomon Smith Barney
 Holdings, Inc.
                             (a)5.74%        8/4/98                  30,000
                             5.58% - 5.59%   8/10/98 - 8/11/98       54,936
 --------------------------------------------------------------------------
                                                                    383,940
 HEALTH CARE -- 1.0%
 Baxter International, Inc.  5.58% - 5.63%   8/3/98 - 9/22/98        44,749
 --------------------------------------------------------------------------
 MANUFACTURING/INDUSTRIAL -- 2.4%
 Cooper Industries, Inc.     5.68%           8/3/98                   9,997
 --------------------------------------------------------------------------
 E.I. du Pont de Nemours     5.59%           8/13/98 - 8/14/98       74,855
 --------------------------------------------------------------------------
 Monsanto Co.                5.57%           9/16/98                 24,823
 --------------------------------------------------------------------------
                                                                    109,675
 MUNICIPAL OBLIGATION -- 1.2%
 California, Pollution
   Control Revenue           5.62%           9/11/98                 55,000
 --------------------------------------------------------------------------
 UTILITIES -- 3.3%
 Brazos River Authority,
   Texas                     5.62%           9/10/98                 45,000
 --------------------------------------------------------------------------
 GTE Corp.                   5.59% - 5.63%   8/24/98 - 8/26/98       79,697
 --------------------------------------------------------------------------
 New Hampshire Industrial
 Development Authority       5.61%           9/9/98                  25,000
 --------------------------------------------------------------------------
                                                                    149,697
 --------------------------------------------------------------------------
 TOTAL CORPORATE OBLIGATIONS -- 76.5%
 (AVERAGE MATURITY: 30 DAYS)                                      3,471,568

                                 RATE             MATURITY         VALUE
 BANK OBLIGATIONS
 CERTIFICATES OF DEPOSIT AND BANK NOTES --
 U.S. BANKS -- 16.0%         RATE            MATURITY                 VALUE
 (a)Amex Centurian Bank      5.62%           8/5/98              $   25,000
 --------------------------------------------------------------------------
 (a)AmSouth Bank of Alabama  5.54%           8/24/98                 19,998
 --------------------------------------------------------------------------
 Bank of America N.A.        5.58%           8/24/98                 65,000
 --------------------------------------------------------------------------
 (a)Bank One                 5.60%           8/4/98                  54,994
 --------------------------------------------------------------------------
 (a)Bankers Trust Co.        5.59%           8/3/98                  49,982
 --------------------------------------------------------------------------
 (a)Comerica Bank            5.55%           9/22/98                 14,998
 --------------------------------------------------------------------------
 (a)FCC National Bank        5.55%           8/3/98                  54,968
 --------------------------------------------------------------------------
 (a)First USA Bank           5.99%           9/16/98                 20,027
 --------------------------------------------------------------------------
 Harris Trust & Savings
 Bank                        5.56%           9/9/98                  60,000
 --------------------------------------------------------------------------
 (a)Key Bank, N.A.           5.57%           8/3/98                  59,996
 --------------------------------------------------------------------------
 MBNA America Bank, N.A.     5.65%           9/14/98                 65,000
 --------------------------------------------------------------------------
 (a)Mellon Bank Corp.        5.60%           8/7/98                  54,997
 --------------------------------------------------------------------------
 (a)J. P. Morgan & Co.,
 Inc.                        5.55%           8/7/98                  54,970
 --------------------------------------------------------------------------
 Nationsbank, N.A.
                             5.62%           8/3/98                  24,991
                             (a)5.58%        11/2/98                 35,000
 --------------------------------------------------------------------------
 (a)Old Kent Bank            5.59%           10/13/98                24,997
 --------------------------------------------------------------------------
 (a)PNC Bank, N.A.           5.57%           8/3/98                  39,984
 --------------------------------------------------------------------------
                                                                    724,902
 CERTIFICATES OF DEPOSIT --
 FOREIGN BANKS -- 1.5%
 (a)National Bank of Canada  5.60%           8/5/98                  14,998
 --------------------------------------------------------------------------
 (a)Royal Bank of Canada     5.55%           8/3/98                  19,987
 --------------------------------------------------------------------------
 (a)Svenska Handelsbanken    5.64%           8/18/98                 34,990
 --------------------------------------------------------------------------
                                                                     69,975
 --------------------------------------------------------------------------
 TOTAL BANK OBLIGATIONS -- 17.5%
 (AVERAGE MATURITY: 32 DAYS)                                        794,877

16

(VALUE IN THOUSANDS)

(c) REPURCHASE
    AGREEMENTS -- 2.2%       RATE             MATURITY              VALUE
 (AVERAGE MATURITY: 40 DAYS)
 (DATED 7/98, COLLATERALIZED BY FEDERAL HOME LOAN MORTGAGE
 CORPORATION AND FEDERAL NATIONAL MORTGAGE ASSOCIATION
 SECURITIES)
 Goldman Sachs Group, L.P.
 (held at The Bank of
 New York)                   5.55%           9/3/98 - 9/15/98    $  100,000
 ------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY NOTES
 (a)Federal National
 Mortgage Association        5.22%           8/4/98                  54,837
 --------------------------------------------------------------------------
 (a)Student Loan Marketing
 Association                 5.29%           8/4/98                  43,930
 ------------------------------------------------------------------------------
 TOTAL U.S. GOVERNMENT AGENCY NOTES -- 2.2%
 (AVERAGE MATURITY: 4 DAYS)                                          98,767

 ------------------------------------------------------------------------------
 TOTAL INVESTMENTS -- 98.4%
 (AVERAGE MATURITY: 30 DAYS)                                      4,465,212
 ------------------------------------------------------------------------------
 CASH AND OTHER ASSETS, LESS
 LIABILITIES -- 1.6%                                                 73,415
 ------------------------------------------------------------------------------
 NET ASSETS -- 100%                                              $4,538,627

SEE ACCOMPANYING NOTES TO PORTFOLIOS OF INVESTMENTS.

ZURICH GOVERNMENT MONEY FUND
PORTFOLIO OF INVESTMENTS

July 31, 1998 (value in thousands)


      SHORT-TERM NOTES            RATE            MATURITY         VALUE
 -------------------------------------------------------------------------

 (ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES OR
 INSTRUMENTALITIES)
 (a)Agency for
 International Development
   Government of Israel      5.63%           8/4/98              $   3,765
 -------------------------------------------------------------------------
 (a)Export-Import Bank of
 the United States
   Cathay Pacific Airways
   Ltd.                      5.75%           10/16/98                2,320
   KA Leasing, Ltd.          5.81%           8/13/98                13,698
   Kuwait Investment
   Authority                 5.72%           8/13/98                11,420
   VARIG Brazilian Airlines  5.81%           10/15/98                1,937
 -------------------------------------------------------------------------
 (a)Federal Farm Credit
 Banks                       5.61%           8/3/98                 18,000
 -------------------------------------------------------------------------
 (a)Federal Home Loan Bank   5.67%           8/2/98                 14,100
 -------------------------------------------------------------------------
 (a)Federal National
 Mortgage Association        5.22%           8/4/98                 47,877
 -------------------------------------------------------------------------
 (a)Overseas Private
 Investment Corp.
   International Paper Co.   5.64%           10/15/98                4,200
   Omolon                    5.55%           8/4/98 - 12/15/98      21,584
 -------------------------------------------------------------------------
 (a)Student Loan Marketing
 Association                 5.27%           8/4/98                141,749
 -------------------------------------------------------------------------
 TOTAL SHORT-TERM NOTES -- 40.8%
 (AVERAGE MATURITY: 14 DAYS)                                       280,650

 (c) REPURCHASE AGREEMENTS        RATE            MATURITY         VALUE
 -------------------------------------------------------------------------

 (DATED 6/98 - 7/98, COLLATERALIZED BY FEDERAL HOME LOAN
 MORTGAGE CORPORATION, FEDERAL NATIONAL MORTGAGE ASSOCIATION AND
 GOVERNMENT NATIONAL MORTGAGE ASSOCIATION SECURITIES)
 Bear Stearns Cos., Inc.
 (held at The Bank of
 New York)                   5.56% - 5.58%   8/12/98 - 10/14/98  $  95,000
 -------------------------------------------------------------------------
 CS First Boston, Inc.
 (held at The Chase
 Manhattan Bank)             5.63%           8/5/98                 20,000
 -------------------------------------------------------------------------
 Chase Securities, Inc.
 (held at The Chase
 Manhattan Bank)             5.56% - 5.59%   8/12/98 - 10/14/98     97,000
 -------------------------------------------------------------------------
 Goldman, Sachs Group, L.P.
 (held at The Bank of
 New York)                   5.55% - 5.56%   8/12/98 -  8/26/98     30,000
 -------------------------------------------------------------------------
 Lehman Government Securities, Inc.
 (held at The Chase
 Manhattan Bank)             5.65%           8/3/98                 17,000
 -------------------------------------------------------------------------
 Morgan Stanley, Dean
 Witter & Co.
 (held at The Bank of
 New York)                   5.56%           8/10/98 -  8/11/98     33,000
 -------------------------------------------------------------------------
 Nomura Securities International, Inc.
 (held at The Bank of
 New York)                   5.55% - 5.60%   9/2/98 -  10/21/98     95,000
 -------------------------------------------------------------------------
 Salomon Smith Barney
 Holdings, Inc.
 (held at The Bank of
 New York)                   5.55%           10/1/98                12,000
 -------------------------------------------------------------------------
 TOTAL REPURCHASE AGREEMENTS -- 58.1%
 (AVERAGE MATURITY: 46 DAYS)                                       399,000

 -------------------------------------------------------------------------
 TOTAL INVESTMENTS -- 98.9%
 (AVERAGE MATURITY: 33 DAYS)
                                                                   679,650
 -------------------------------------------------------------------------
 CASH AND OTHER ASSETS, LESS LIABILITIES -- 1.1%                     7,221
 -------------------------------------------------------------------------
 NET ASSETS -- 100%                                              $ 686,871

SEE ACCOMPANYING NOTES TO PORTFOLIOS OF INVESTMENTS.

ZURICH TAX-FREE MONEY FUND
PORTFOLIO OF INVESTMENTS

July 31, 1998 (value in thousands)


 (A) VARIABLE RATE DEMAND SECURITIES
 ARIZONA                               RATE                   VALUE
 ---------------------------------------------------------------------
 Apache County,
  Industrial Development Authority      3.55%                  $10,000
 ---------------------------------------------------------------------
 Maricopa County,
 Pollution Control Revenue              3.50%                    9,000

 CALIFORNIA
 ---------------------------------------------------------------------
 Los Angeles,
 Harbor Improvement Corp.               3.75%                   11,500
 ---------------------------------------------------------------------
 Statewide Communities
 Development Authority,
 Multi-Family Revenue                   4.70%                    5,000

 DISTRICT OF COLUMBIA
 ---------------------------------------------------------------------
 American Public
 Health Association                     3.50%                    6,000
 ---------------------------------------------------------------------
 General Obligation                     3.80%                    5,200

 FLORIDA
 St. Lucie County,
 Pollution Control Revenue              3.70%                    2,600

 GEORGIA
 ---------------------------------------------------------------------
 Cartersville,
 Industrial Development Revenue         3.85%                    3,600
 ---------------------------------------------------------------------
 Fulton County
   Development Authority                3.55%                    7,145

   Morehouse College                    3.50%                    6,695
 ---------------------------------------------------------------------
 Gainesville,
 Redevelopment Authority Revenue        3.60%                    8,000

 ILLINOIS
 ---------------------------------------------------------------------
 Chicago,
 Industrial Development Revenue         3.80%                    4,000
 ---------------------------------------------------------------------
 Cicero,
 Industrial Development Revenue         3.80%                    3,130
 ---------------------------------------------------------------------
 Development Finance Authority          3.69%                   35,315
 ---------------------------------------------------------------------
 Health Facilities Authority            3.60%                    8,285


(value in thousands)

                                         RATE                   VALUE
 Hillside,
 Economic Development Authority         3.65%                  $ 6,000
 McHenry,
 Industrial Project Revenue             3.65%                    5,500
 ---------------------------------------------------------------------
 Mundelein,
 Industrial Development Revenue         3.65%                    6,500
 ---------------------------------------------------------------------
 Springfield,
 Industrial Development Revenue         3.70%                    6,500
 ---------------------------------------------------------------------
 Student Assistance Commission          3.55%                    6,500
 ---------------------------------------------------------------------
 Woodridge,
 Industrial Development Revenue         3.80%                    5,100
 ---------------------------------------------------------------------
 Woodstock,
 Industrial Development Revenue         3.70%                    5,500

 INDIANA
 ---------------------------------------------------------------------
 Health Facility
 Financing Authority                    3.60%                    5,000
 ---------------------------------------------------------------------
 Ossian,
 Economic Development Revenue           3.70%                    4,000
 ---------------------------------------------------------------------
 Rockport,
 Pollution Control Revenue              3.60%                   10,000
 KANSAS

 KANSAS CITY,
 ---------------------------------------------------------------------
 Pollution Control Revenue              3.70%                    4,350

 KENTUCKY
 ---------------------------------------------------------------------
 Development Finance Authority          3.65%                    7,720
 ---------------------------------------------------------------------
 Lexington-Fayette,
 Urban County Government Industrial
 Building Revenue                       3.80%                    4,500
 ---------------------------------------------------------------------
 Mayfield,
 Multi-City Lease Revenue               3.65%                    6,000

 LOUISIANA
 ---------------------------------------------------------------------
 Caddo Parish,
 Industrial Development Board           3.70%                    8,500

 MINNESOTA                              RATE                   VALUE
 ---------------------------------------------------------------------
 Minneapolis,
 Community Development Agency           4.30%                  $ 5,000

 NEVADA
 ---------------------------------------------------------------------
 Department of Commerce                 3.90%                    4,650

 NEW MEXICO
 ---------------------------------------------------------------------
 Belen,
 Industrial Development Revenue         3.70%                    4,765
 ---------------------------------------------------------------------
 Farmington,
 Pollution Control Revenue              3.50%                    6,300

 NEW YORK
 ---------------------------------------------------------------------
 Energy Research and Development
 Authority                              3.65%                    4,965

 NORTH CAROLINA
 ---------------------------------------------------------------------
 Medical Care Commission,
 Retirement Community Revenue           3.55%                    5,000
 ---------------------------------------------------------------------
 Wake County,
 Industrial Financial Authority         4.25%                    3,900

 PENNSYLVANIA
 ---------------------------------------------------------------------
 Berks County,
 Redevelopment Authority                4.27%                    8,000

 ---------------------------------------------------------------------
 Delaware County,
 Industrial Development Authority       3.75%                    5,700
 ---------------------------------------------------------------------
 Emmaus,
 General Authority Revenue              3.60%                    8,000
 ---------------------------------------------------------------------
 Philadelphia
   Authority for Industrial Development 4.20%                    7,670

   Industrial Development Authority     3.70%                    6,800
 ---------------------------------------------------------------------
 Schuylkill County,
 Industrial Development Authority       3.50%                    6,200


(value in thousands)

 TENNESSEE                              RATE                   VALUE
 --------------------------------------------------------------------------
 Clarksville,
 Public Building Authority              3.55%                  $
9,000

--------------------------------------------------------------------------
 Maury
County,
 Industrial Development Board           3.75%
2,500

TEXAS

--------------------------------------------------------------------------
 Bexar
County,
 Housing Finance Corp.                  4.42%
5,500

--------------------------------------------------------------------------
 Brazos River Authority                 3.95%
12,600

--------------------------------------------------------------------------
 Harris
County,
 Health Facilities Development Corp.    3.55%
9,400

--------------------------------------------------------------------------
 Trinity River Authority                3.70%
9,200


VIRGINIA

--------------------------------------------------------------------------
 Loudoun
County,
 Industrial Development Authority       3.65%
6,170


WASHINGTON

--------------------------------------------------------------------------
 Port of Vancouver                      3.55%
8,850


WISCONSIN
 Eau
Claire,
 Solid Waste Disposal Revenue           3.75%
9,000

--------------------------------------------------------------------------

Manitowoc,
 Industrial Development Revenue         3.70%
4,300

--------------------------------------------------------------------------
 TOTAL VARIABLE RATE DEMAND SECURITIES--45.4%
370,610
 (AVERAGE MATURITY: 6
DAYS)



 OTHER SECURITIES
 --------------------------------------------------------------------------
 ALASKA                       RATE            MATURITY          VALUE
 --------------------------------------------------------------------------
 Valdez,
 Marine Terminal Revenue      3.75% - 3.80%  9/14/98              $  11,300

 ARIZONA
 --------------------------------------------------------------------------
 Salt River Project,
 Agricultural Improvement and
 Power District               3.55% - 3.65%  9/22/98 - 11/13/98      15,415

 FLORIDA
 --------------------------------------------------------------------------
 Jacksonville,
 Electric Authority           3.55% - 3.80%  8/12/98 - 9/17/98       21,950
 --------------------------------------------------------------------------
 Orlando,
 Capital Improvement Revenue  3.55% - 3.80%  8/12/98 - 8/13/98        6,500
 --------------------------------------------------------------------------
 Palm Beach County,
 Health Facilities Authority  3.80%          8/11/98                  4,700
 --------------------------------------------------------------------------
 Sunshine State,
 Governmental Financing
 Commission                   3.60% - 3.80%  8/12/98 - 9/22/98       27,500

 GEORGIA
 --------------------------------------------------------------------------
 Municipal Electric Authority 3.55% - 3.60%  8/13/98 - 9/18/98       14,650
 --------------------------------------------------------------------------
 Municipal Gas Authority      3.75%          8/17/98                  5,000

 ILLINOIS
 --------------------------------------------------------------------------
 Decatur,
 Water Revenue                4.25%          8/20/98                  7,700
 --------------------------------------------------------------------------
 Development Finance
 Authority                    4.05%          2/1/99                   4,615
 --------------------------------------------------------------------------
 Educational Facilities
 Authority                    3.60% - 3.65%  8/12/98 - 10/20/98      15,260
 --------------------------------------------------------------------------
 Health Facilities Authority  3.80%          8/14/98                  8,000

(value in thousands)

 INDIANA                      RATE            MATURITY          VALUE
 --------------------------------------------------------------------------
 Jasper County,
 Pollution Control Revenue    3.60% - 3.65%  10/20/98 - 11/13/98  $  31,450
 --------------------------------------------------------------------------
 Sullivan,
 Pollution Control Revenue    3.60% - 3.75%  9/14/98 - 11/13/98      13,765

 KANSAS
 --------------------------------------------------------------------------
 Burlington,
 Pollution Control Revenue    3.60% - 3.75%  8/13/98 - 10/20/98      15,365

 KENTUCKY
 --------------------------------------------------------------------------
 Danville,
 Multi-City Lease Revenue     3.55% - 3.70%  8/13/98 - 10/14/98      13,170
 --------------------------------------------------------------------------
 Pendleton County,
 Multi-County Lease Revenue   3.60% - 3.75%  8/12/98 - 9/22/98       14,540

 MARYLAND
 --------------------------------------------------------------------------
 Anne Arundel County,
 Port Facilities Revenue      3.55% - 3.70%  8/13/98 - 11/10/98      25,220

 MISSOURI
 Independence,
 Water Utility Revenue        3.60%          9/22/98                 10,050

 NEBRASKA
 --------------------------------------------------------------------------
 Omaha, Public Power District 3.75%          9/11/98                  5,000
 --------------------------------------------------------------------------
 Public Power District        3.70%          9/14/98                  6,000
 NEW YORK
 --------------------------------------------------------------------------
 Long Island Power Authority  3.70%          9/9/98                   5,000
 --------------------------------------------------------------------------
 Power Authority of New York  3.60%          10/14/98                 9,500
 OHIO
 --------------------------------------------------------------------------
 Air Quality Development
 Authority                    3.60%          11/10/98                 3,000
 --------------------------------------------------------------------------
 Water Development Authority  3.70%          8/11/98                  6,550

OKLAHOMA                            RATE              MATURITY           VALUE
Oklahoma County, Industrial
Authority                           4.30%             9/1/98                 $    7,400
PENNSYLVANIA
Delaware County,
Industrial Development Authority    3.60%             9/23/98                     7,300
TEXAS
Dallas, Area Rapid Transit          3.65% -3.75%      8/13/98 - 9/15/98          16,000
- ---------------------------------------------------------------------------------------
Harris County, Health Facilities
Development Corp.                   4.20%             8/19/98 - 8/20/98          15,000
- ---------------------------------------------------------------------------------------
Houston, Water and Sewer System     3.70% - 3.75%     8/12/98 - 9/17/98          15,230
- ---------------------------------------------------------------------------------------
Municipal Power Agency              3.60% - 3.70%     8/12/98 - 10/22/98         25,700
- ---------------------------------------------------------------------------------------
Public Finance Authority            3.60%             10/19/98                    3,600
- ---------------------------------------------------------------------------------------
San Antonio,
  Electric and Gas Systems          3.65%             8/14/98                     7,600
  Water Systems Notes               3.75%             9/15/98                     9,000
- ---------------------------------------------------------------------------------------
Tax and Revenue Anticipation Notes  3.69%             8/31/98                    11,008
UTAH
General Obligation                  3.75%             9/11/98                     7,500

VIRGINIA
Chesterfield County, Industrial
Development Authority               3.55% - 3.70%     8/13/98 - 11/10/98         13,650

                                                                           --

(value in thousands)

 WISCONSIN                   RATE            MATURITY          VALUE
 --------------------------------------------------------------------------
 Health and Education
 Facilities Authority Revenue 4.25%          8/20/98              $   4,000
 --------------------------------------------------------------------------
 TOTAL OTHER SECURITIES -- 54.5%
 (AVERAGE MATURITY: 47 DAYS)                                        444,188
 --------------------------------------------------------------------------
 TOTAL INVESTMENTS -- 99.9%
 (AVERAGE MATURITY: 29 DAYS)                                        814,798
 --------------------------------------------------------------------------
 OTHER ASSETS, LESS LIABILITIES -- .1%                                1,096
 --------------------------------------------------------------------------
 NET ASSETS -- 100%                                               $ 815,894

SEE ACCOMPANYING NOTES TO PORTFOLIOS OF INVESTMENTS.

NOTES TO
PORTFOLIOS OF INVESTMENTS
- ------------------------------------------------------------------------------

Interest rates represent annualized yield to date of maturity, except for variable rate securities described in Note (a). For each security, cost (for financial reporting and federal income tax purposes) and carrying value are the same. Likewise, carrying value approximates principal amount.

(a) Variable rate securities. The rates shown are the current rates at July 31, 1998. The dates shown represent the demand date or the next interest rate change date. Securities in the Zurich Tax-Free Money Fund shown without a date are payable within five business days and are backed by credit support agreements from banks or insurance institutions.

(b) Illiquid securities. At July 31, 1998, the value of illiquid securities was $59,981,000 in the Zurich Money Market Fund, which represented 1.3% of net assets.

(c) Repurchase agreements are fully collateralized by U.S. Government securities. All collateral is held at the Funds' custodian bank, Investors Fiduciary Trust Company, or at subcustodian banks, as indicated. The collateral is monitored daily by the Funds so that its market value exceeds the carrying value of the repurchase agreement.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

REPORT OF
INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES         We have audited the accompanying statement of
AND SHAREHOLDERS              assets and liabilities, including the portfolios
ZURICH MONEY FUNDS            of investments, of Zurich Money Market Fund,
                              Zurich Government Money Fund and Zurich Tax-Free
                              Money Fund, comprising Zurich Money Funds, as of
                              July 31, 1998, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1994. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                              We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of July 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                              In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds comprising Zurich Money Funds at July 31, 1998, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the fiscal periods since 1994, in conformity with generally accepted accounting principles.

                                                         ERNST & YOUNG LLP
                              Chicago, Illinois
                              September 17, 1998

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
July 31, 1998 (in thousands)


 ASSETS                          MONEY MARKET   GOVERNMENT  TAX-FREE
 --------------------------------------------------------------------
 Investments, at amortized
 cost:
   Short-term securities          $4,365,212     280,650     814,798
 --------------------------------------------------------------------
   Repurchase agreements             100,000     399,000          --
 --------------------------------------------------------------------
 Cash                                 25,326       4,127          --
 --------------------------------------------------------------------
 Receivable for:
   Interest                           12,812       4,411       4,029
 --------------------------------------------------------------------
   Fund shares sold                   55,932       1,177       2,023
 --------------------------------------------------------------------
 TOTAL ASSETS                      4,559,282     689,365     820,850

 LIABILITIES AND NET ASSETS
 --------------------------------------------------------------------
 Cash overdraft                           --          --       1,454
 --------------------------------------------------------------------
 Payable for:
   Dividends                           4,469         676         527
 --------------------------------------------------------------------
   Fund shares redeemed               13,385       1,458       2,564
 --------------------------------------------------------------------
   Management fee                      1,042         156         158
 --------------------------------------------------------------------
   Custodian and transfer agent
   fees and related expenses           1,224         101         141
 --------------------------------------------------------------------
   Trustees' fees and other              535         103         112
 --------------------------------------------------------------------
 TOTAL LIABILITIES                    20,655       2,494       4,956
 --------------------------------------------------------------------
 NET ASSETS APPLICABLE TO
 SHARES OUTSTANDING               $4,538,627     686,871     815,894

 THE PRICING OF SHARES
 --------------------------------------------------------------------
 Shares outstanding                4,538,627     686,871     815,894
 --------------------------------------------------------------------
 Net asset value and redemption
 price per share                       $1.00        1.00        1.00

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

 STATEMENT OF OPERATIONS
Year ended July 31, 1998 (in thousands)

 NET INVESTMENT INCOME          MONEY MARKET   GOVERNMENT   TAX-FREE
- ---------------------------------------------------------------------
 Interest income                   $256,988       37,988      30,083
 --------------------------------------------------------------------
  Expenses:
   Management fee                    12,086        1,815       2,156
 --------------------------------------------------------------------
   Custodian and transfer agent
   fees and related expenses          8,646          871         520
 --------------------------------------------------------------------
   Reports to shareholders              431           69          65
 --------------------------------------------------------------------
   Registration costs                    91           80          80
 --------------------------------------------------------------------
   Professional fees                     98           16          19
 --------------------------------------------------------------------
   Trustees' fees and other             101           24          29
 --------------------------------------------------------------------
      Total expenses                 21,453        2,875       2,869
 --------------------------------------------------------------------
 Net investment income             $235,535       35,113      27,214

 Years ended July 31, 1998 and 1997 (in thousands)

 STATEMENT OF CHANGES IN NET ASSETS
 ----------------------------------------------------------------


 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
 ----------------------------------------------------------------
 Net investment income
 ----------------------------------------------------------------
 Dividends to shareholders from net investment income
 ----------------------------------------------------------------
 Capital share transactions
 (dollar amounts and number of shares are the same):
        Shares sold
 ----------------------------------------------------------------
        Shares issued in reinvestment of dividends
 ----------------------------------------------------------------

 ----------------------------------------------------------------
        Shares redeemed
 ----------------------------------------------------------------
 NET INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS AND
 TOTAL INCREASE (DECREASE) IN NET ASSETS

 NET ASSETS
 ----------------------------------------------------------------
 Beginning of year
 ----------------------------------------------------------------
 END OF YEAR

          MONEY MARKET             GOVERNMENT             TAX-FREE
- ------------------------------------------------------------------------
        1998          1997        1998       1997       1998       1997
- ------------------------------------------------------------------------
    $   235,535      223,327     35,113     36,194     27,214     25,635
- ------------------------------------------------------------------------
       (235,535)    (223,327)   (35,113)   (36,194)   (27,214)   (25,635)
- ------------------------------------------------------------------------
      7,670,002    6,067,490    646,450    704,736    851,664    861,149
- ------------------------------------------------------------------------
        227,005      215,732     33,991     34,766     26,435     25,063
- ------------------------------------------------------------------------
      7,897,007    6,283,222    680,441    739,502    878,099    886,212
- ------------------------------------------------------------------------
     (7,720,315)  (6,147,062)  (664,709)  (740,404)  (833,520)  (843,915)
- ------------------------------------------------------------------------
        176,692      136,160     15,732       (902)    44,579     42,297

      4,361,935    4,225,775    671,139    672,041    771,315    729,018
- ------------------------------------------------------------------------
    $ 4,538,627    4,361,935    686,871    671,139    815,894    771,315

NOTES TO
FINANCIAL STATEMENTS

 1. DESCRIPTION OF THE FUNDS
Zurich Money Funds (the Trust) is an open-end management investment company organized as a business trust under the laws of Massachusetts currently offering three investment funds ("Funds"). Zurich Money Market Fund invests primarily in short-term high quality obligations of major banks and corporations. Zurich Government Money Fund invests exclusively in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements thereon. Zurich Tax-Free Money Fund invests in short-term high quality municipal securities.

 2. SIGNIFICANT ACCOUNTING POLICIES
INVESTMENT VALUATION. Investments are stated at amortized cost, which approximates market value. In the event that a deviation of 1/2 of 1% or more exists between a Fund's $1.00 per share net asset value, calculated at amortized cost, and the net asset value calculated by reference to market-based values, or if there is any other deviation that the Board of Trustees believes would result in a material dilution to shareholders or purchasers, the Board of Trustees will promptly consider what action should be initiated.

INVESTMENT TRANSACTIONS AND INTEREST INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis and includes amortization of premium and discount on investments.

EXPENSES. Expenses arising in connection with a Fund are allocated to that Fund. Other Trust expenses are allocated among the Funds in proportion to their relative net assets.

FUND SHARE VALUATION AND DIVIDENDS TO SHAREHOLDERS. Fund shares are sold and redeemed on a continuous basis at net asset value. On each day that the New York Stock Exchange is open for trading, each Fund determines its net asset value per share (NAV) by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding. The NAV is determined at 11:00 a.m., 1:00 p.m. and 3:00 p.m. Central time for Zurich Money Market Fund and Zurich Government Money Fund and at 11:00 a.m. and 3:00 p.m. Central time for Zurich Tax-Free Money Fund. Each Fund declares a daily dividend, equal to its net investment income for that day, payable monthly. Net investment income consists of all interest income plus (minus) all realized gains (losses) on portfolio securities, minus all expenses of the Fund.

FEDERAL INCOME TAXES. Each Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, each Fund paid no federal income taxes and no federal income tax provision was required.

 3. TRANSACTIONS WITH AFFILIATES
MANAGEMENT AGREEMENT. The Funds have a management agreement with Scudder Kemper Investments, Inc. (Scudder Kemper) and pay a monthly investment management fee of 1/12 of the annual rate of .50% of the first $215 million of combined average daily net assets declining to .25% of combined average daily net assets in excess of $800 million. During the year ended July 31, 1998, the Funds incurred management fees of $16,057,000.

SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Funds' transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Trust. Under the agreement, KSvC received shareholder services fees of $6,375,000 for the year ended July 31, 1998.

OFFICERS AND TRUSTEES. Certain officers or trustees of the Trust are also officers or directors of Scudder Kemper. During the year ended July 31, 1998, the Trust made no payments to its officers and incurred trustees' fees of $70,000 to independent trustees.

FINANCIAL HIGHLIGHTS
 ZURICH MONEY MARKET FUND

 PER SHARE OPERATING PERFORMANCE

                                             YEAR ENDED JULY 31,
                        --------------------------------------------------------------
                           1998         1997         1996         1995         1994
 Net asset value,
 beginning of year           $1.00         1.00         1.00         1.00         1.00
 -------------------------------------------------------------------------------------
 Net investment income         .05          .05          .05          .05          .03
 -------------------------------------------------------------------------------------
 Less dividends
 declared                      .05          .05          .05          .05          .03
 -------------------------------------------------------------------------------------
 Net asset value, end
 of year                     $1.00         1.00         1.00         1.00         1.00
 -------------------------------------------------------------------------------------

 TOTAL RETURN                 5.38%        5.27         5.34         5.34         3.20

 RATIOS TO AVERAGE NET ASSETS
 -------------------------------------------------------------------------------------
 Expenses                      .48%         .45          .50          .52          .52
 -------------------------------------------------------------------------------------
 Net investment income        5.24%        5.14         5.20         5.19         3.14

 -------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
 Net assets at end of
 year (in thousands)    $4,538,627    4,361,935    4,225,775    4,025,098    4,148,789

Note: Zurich Money Market Fund's total return for the year ended July 31, 1995 includes the effect of a capital contribution from the investment manager. Without the capital contribution, the total return would have been 4.62%.

 ZURICH GOVERNMENT MONEY FUND

 PER SHARE OPERATING PERFORMANCE

                                         YEAR ENDED JULY 31,
                         ----------------------------------------------------
                           1998       1997       1996       1995       1994
 Net asset value,
 beginning of year          $1.00       1.00       1.00       1.00       1.00
 ----------------------------------------------------------------------------
 Net investment income        .05        .05        .05        .05        .03
 ----------------------------------------------------------------------------
 Less dividends
 declared                     .05        .05        .05        .05        .03
 ----------------------------------------------------------------------------
 Net asset value, end
 of year                    $1.00       1.00       1.00       1.00       1.00
 ----------------------------------------------------------------------------
 TOTAL RETURN                5.33%      5.26       5.34       5.36       3.20

 RATIOS TO AVERAGE NET ASSETS

 Expenses                     .43%       .44        .46        .46        .47
 ----------------------------------------------------------------------------
 Net investment income       5.20%      5.13       5.20       5.21       3.15

 SUPPLEMENTAL DATA
 Net assets at end of
 year (in thousands)     $686,871    671,139    672,041    603,601    707,368

 ZURICH TAX-FREE MONEY FUND

 PER SHARE OPERATING PERFORMANCE

                                         YEAR ENDED JULY 31,
                         ----------------------------------------------------
                            1998       1997       1996       1995       1994
 Net asset value,
 beginning of year          $1.00       1.00       1.00       1.00       1.00
 ----------------------------------------------------------------------------
 Net investment income        .03        .03        .03        .03        .02
 ----------------------------------------------------------------------------
 Less dividends
 declared                     .03        .03        .03        .03        .02
 ----------------------------------------------------------------------------
 Net asset value, end
 of year                    $1.00       1.00       1.00       1.00       1.00
 ----------------------------------------------------------------------------
 TOTAL RETURN                3.46%      3.39       3.44       3.53       2.33

 RATIOS TO AVERAGE NET ASSETS
 Expenses                     .36%       .37        .39        .40        .41
 ----------------------------------------------------------------------------
 Net investment income       3.39%      3.33       3.38       3.46       2.30

 SUPPLEMENTAL DATA
 Net assets at end of
 year (in thousands)     $815,894    771,315    729,018    760,143    792,131

TAX INFORMATION

All of the dividends from Zurich Money Market Fund and Zurich Government Money Fund are taxable as ordinary income. These dividends, whether received in cash or reinvested in shares, must be included in your federal income tax return and must be reported by the Fund to the Internal Revenue Service in accordance with U.S. Treasury Department Regulations.

Of the dividends paid from Zurich Tax-Free Money Fund for the taxable year ended July 31, 1998, 100% are designated as exempt interest dividends for federal income tax purposes. However, a portion of the dividends may be includable in the alternative minimum tax calculation.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Zurich account, please call 1-888-987-4241.

                      (This page intentionally left blank)

TRUSTEES AND OFFICERS

TRUSTEES                       OFFICERS

DANIEL PIERCE                  MARK S. CASADY
Chairman and Trustee           President

DAVID W. BELIN                 PHILIP J. COLLORA
Trustee                        Vice President and
                               Secretary
LEWIS A. BURNHAM
Trustee                        JERARD K. HARTMAN
                               Vice President
DONALD L. DUNAWAY
Trustee                        THOMAS W. LITTAUER
                               Vice President
ROBERT B. HOFFMAN
Trustee                        ANN M. MCCREARY
                               Vice President
DONALD R. JONES
Trustee                        ROBERT C. PECK, JR.
                               Vice President
SHIRLEY D. PETERSON
Director                       KATHRYN L. QUIRK
                               Vice President
WILLIAM P. SOMMERS
Trustee                        FRANK J. RACHWALSKI, JR.
                               Vice President
EDMOND D. VILLANI
Trustee                        LINDA J. WONDRACK
                               Vice President

                               JOHN R. HEBBLE
                               Treasurer

                               MAUREEN E. KANE
                               Assistant Secretary

                               CAROLINE PEARSON
                               Assistant Secretary

                               ELIZABETH C. WERTH
                               Assistant Secretary

                               Brenda Lyons
                               ASSISTANT TREASURER


- ------------------------------------------------------------------------------
LEGAL COUNSEL                   VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                222 North LaSalle Street
                                Chicago, IL 60601

- ------------------------------------------------------------------------------
SHAREHOLDER SERVICE AGENT       KEMPER SERVICE COMPANY
                                P.O. Box 419066
                                Kansas City, MO 64141-6066

- ------------------------------------------------------------------------------
CUSTODIAN AND TRANSFER AGENT    INVESTORS FIDUCIARY TRUST COMPANY
                                801 Pennsylvania
                                Kansas City, MO 64105

- ------------------------------------------------------------------------------
INDEPENDENT AUDITORS            ERNST & YOUNG LLP
                                233 South Wacker Drive
                                Chicago, IL 60606


This report must be preceded
or accompanied by a Zurich Money
Funds prospectus.

[RECYCLED LOGO]
Printed in the U.S.A. on recycled paper.


ZMF-2 (9/98)   1055260                                          [ZURICH LOGO]

                               ZURICH MONEY FUNDS
                                     PART C.
                                OTHER INFORMATION

Item  24.  Financial Statements and Exhibits

         (a)      Financial Statements

                  (i) Financial Statements included in Part A of the Registration Statement: Financial Highlights, Zurich Money Market Fund, Zurich Government Money Fund and Zurich Tax-Free Money Fund.

                  (ii) Financial Statements included in Part B of the Registration Statement: The Annual Report for Zurich Money Market Fund, Zurich Government Money Fund and Zurich Tax Free Money Fund, for the fiscal year ended July 31, 1998, is incorporated herein by reference to the fund's Statement of Additional Information and was filed on October 6, 1998 pursuant to Rule 30d-1 under the Investment Company Act of 1940 and are incorporated herein by reference.

         (b)  Exhibits

             99.B1(a)       Amended and Restated Declaration of Trust (1)
             99.B1(b)       Written Instrument Amending the Agreement and Declaration of Trust.(1)
             99.B1(c)       Written Instrument Amending the Agreement and Declaration of Trust.(1)
             99.B1(d)       Written Instrument Amending the Agreement and Declaration of Trust (3)
             99.B1(e)       Written Instrument Amending the Agreement and Declaration of Trust (4)
             99.B1(f)       Amended and Restated Declaration of Trust.  Submitted herewith.
             99.B2          By-Laws.(1)
             99.B3          Inapplicable.
             99.B4(a)       Text of Share Certificate.(1)
             99.B4(b)       Written Instrument Changing Name of Series of the Trust (3)
             99.B4(c)       Written Instrument Changing Name of Series of the Trust (4)
             99.B5(a)       Investment  Management  Agreement for Zurich Money Market Fund,  Zurich Government Money Fund and
                            Zurich Tax Free Money Fund.  Submitted herewith.
             99.B6          Selling Group Agreement. (1)
             99.B6(a)       Underwriting Agreement.  Submitted herewith.
             99.B7          Inapplicable.
             99.B8(a)       Custody Agreement.(1)
             99.B9(a)       Agency Agreement.(1)
             99.B9(b)       Supplement to Agency Agreement (3)
             99.B9(c)       Fund Accounting Services Agreement for Money Market Fund.  Submitted herewith.
             99.B9(d)       Fund Accounting Services Agreement for Government Money Fund.  Submitted herewith.
             99.B9(e)       Fund Accounting Services Agreement for Tax-Free Money Fund.  Submitted herewith.
             99.B10         Inapplicable.
             99.B11         Report and Consent of Independent Auditors.  Submitted herewith.
             99.B12         Inapplicable.
             99.B13         Inapplicable.
             99.B14(a)      Kemper Retirement Plan Prototype. (1)
             99.B14(b)      Model Individual Retirement Account. (1)
             99.B15         Inapplicable.
             99.B16         Performance Calculations. (2)
             99.B18         Inapplicable.
             99.B24         Inapplicable.
             27.1           Financial Data Schedule for Money Market Fund.  Submitted herewith.
             27.2           Financial Data Schedule for Government Money Fund.  Submitted herewith.
             27.3           Financial Data Schedule for Tax-Free Money Fund.  Submitted herewith.

                                Part C - Page 1

(1) Incorporated herein by reference to Amendment No. 41 on Form N-1A filed on November 16, 1995.

(2) Incorporated herein by reference to Amendment No. 40 on Form N-1A filed on or about October 31, 1994.

(3) Incorporated herein by reference to Amendment No. 42 on Form N-1A filed on or about November 6, 1996.

(4) Incorporated herein by reference to Amendment No. 43 on Form N-1A filed on or about November 14, 1997.

Item 25. Persons Controlled by or Under Common Control with Registrant

         Not applicable.

Item  26.  Number of Holders of Securities

         As of November 20, 1998, there were 236,881 holders of record of the Money Market Fund, 27,928 holders of record of the Government Money Fund and 15,840 holders of record of Tax-Exempt Fund.

Item  27.  Indemnification

         Article VIII of the Registrant's Agreement and Declaration of Trust (Exhibit 1 hereto, which is incorporated herein by reference) provides in effect that the Registrant will indemnify its officers and trustees under certain circumstances. However, in accordance with Section 17(h) and 17(i) of the Investment Company Act of 1940 and its own terms, said Article of the Agreement and Declaration of Trust does not protect any person against any liability to the Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question as to whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

         On June 26, 1997, Zurich Insurance Company ("Zurich"), ZKI Holding Corp. ("ZKIH"), Zurich Kemper Investments, Inc. ("ZKI"), Scudder, Stevens & Clark, Inc. ("Scudder") and the representatives of the beneficial owners of the capital stock of Scudder ("Scudder Representatives") entered into a transaction agreement ("Transaction Agreement") pursuant to which Zurich became the majority stockholder in Scudder with an approximately 70% interest, and ZKI was combined with Scudder ("Transaction"). In connection with the trustees' evaluation of the Transaction, Zurich agreed to indemnify the Registrant and the trustees who were not interested persons of ZKI or Scudder (the "Independent Trustees") for and against any liability and expenses based upon any action or omission by the Independent Trustees in connection with their consideration of and action with respect to the Transaction. In addition, Scudder has agreed to indemnify the Registrant and the Independent Trustees for and against any liability and expenses based upon any misstatements or omissions by Scudder to the Independent Trustees in connection with their consideration of the Transaction.

Item 28. Business or Other Connections of Investment Adviser

         Scudder Kemper Investments, Inc. has stockholders and employees who are denominated officers but do not as such have corporation-wide responsibilities. Such persons are not considered officers for the purpose of this Item 28.

                                Part C - Page 2


                           Business and Other Connections of Board
           Name            of Directors of Registrant's Adviser
           ----            ------------------------------------

Stephen R. Beckwith        Treasurer and Chief Financial Officer, Scudder Kemper Investments, Inc.**
                           Vice President and Treasurer, Scudder Fund Accounting Corporation*
                           Director, Scudder Stevens & Clark Corporation**
                           Director and Chairman, Scudder Defined Contribution Services, Inc.**
                           Director and President, Scudder Capital Asset Corporation**
                           Director and President, Scudder Capital Stock Corporation**
                           Director and President, Scudder Capital Planning Corporation**
                           Director and President, SS&C Investment Corporation**
                           Director and President, SIS Investment Corporation**
                           Director and President, SRV Investment Corporation**

Lynn S. Birdsong           Director and Vice President, Scudder Kemper Investments, Inc.**
                           Director, Scudder, Stevens & Clark (Luxembourg) S.A.#

William H. Bolinder        Director, Scudder Kemper Investments, Inc.**
                           Member Group Executive Board, Zurich Financial Services, Inc. ##
                           Chairman, Zurich-American Insurance Company o

Laurence W. Cheng          Director, Scudder Kemper Investments, Inc.**
                           Member, Corporate Executive Board, Zurich Insurance Company of Switzerland ##
                           Director, ZKI Holding Corporation xx

Gunther Gose               Director, Scudder Kemper Investments, Inc.**
                           CFO, Member Group Executive Board, Zurich Financial Services, Inc. ##
                           CEO/Branch Offices, Zurich Life Insurance Company ##

Rolf Huppi                 Director, Chairman of the Board, Scudder Kemper Investments, Inc.**
                           Member, Corporate Executive Board, Zurich Insurance Company of Switzerland##
                           Director, Chairman of the Board, Zurich Holding Company of America o
                           Director, ZKI Holding Corporation xx

Kathryn L. Quirk           Chief Legal Officer, Chief Compliance Officer and Secretary, Scudder Kemper
                                 Investments, Inc.**
                           Director, Senior Vice President & Assistant Clerk, Scudder Investor Services, Inc.*
                           Director, Vice President & Secretary, Scudder Fund Accounting Corporation*
                           Director, Vice President & Secretary, Scudder Realty Holdings Corporation*
                           Director & Assistant Clerk, Scudder Service Corporation*
                           Director, SFA, Inc.*
                           Vice President, Director & Assistant Secretary, Scudder Precious Metals, Inc.***
                           Director, Scudder, Stevens & Clark Japan, Inc.***
                           Director, Vice President and Secretary, Scudder, Stevens & Clark of Canada, Ltd.***
                           Director, Vice President and Secretary, Scudder Canada Investor Services Limited***
                           Director, Vice President and Secretary, Scudder Realty Advisers, Inc. x
                           Director and Secretary, Scudder, Stevens & Clark Corporation**
                           Director and Secretary, Scudder, Stevens & Clark Overseas Corporation oo
                           Director and Secretary, SFA, Inc.*
                           Director, Vice President and Secretary, Scudder Defined Contribution Services, Inc.**
                           Director, Vice President and Secretary, Scudder Capital Asset Corporation**
                           Director, Vice President and Secretary, Scudder Capital Stock Corporation**
                           Director, Vice President and Secretary, Scudder Capital Planning Corporation**


                                Part C - Page 3

                           Director, Vice President and Secretary, SS&C Investment Corporation**
                           Director, Vice President and Secretary, SIS Investment Corporation**
                           Director, Vice President and Secretary, SRV Investment Corporation**
                           Director, Vice President and Secretary, Scudder Brokerage Services, Inc.*
                           Director, Korea Bond Fund Management Co., Ltd.+

Cornelia M. Small          Director and Vice President, Scudder Kemper Investments, Inc.**

Edmond D. Villani          Director, President and Chief Executive Officer, Scudder Kemper Investments, Inc.**
                           Director, Scudder, Stevens & Clark Japan, Inc.###
                           President and Director, Scudder, Stevens & Clark Overseas Corporation oo
                           President and Director, Scudder, Stevens & Clark Corporation**
                           Director, Scudder Realty Advisors, Inc.x
                           Director, IBJ Global Investment Management S.A. Luxembourg, Grand-Duchy of Luxembourg

         *        Two International Place, Boston, MA
         x        333 South Hope Street, Los Angeles, CA
         **       345 Park Avenue, New York, NY
         #        Societe Anonyme, 47, Boulevard Royal, L-2449 Luxembourg, R.C. Luxembourg B 34.564
         ***      Toronto, Ontario, Canada
         oo       20-5, Ichibancho, Chiyoda-ku, Tokyo, Japan
         ###      1-7, Kojimachi, Chiyoda-ku, Tokyo, Japan
         xx       222 S. Riverside, Chicago, IL
         o        Zurich Towers, 1400 American Ln., Schaumburg, IL
         +        P.O. Box 309, Upland House, S. Church St., Grand Cayman, British West Indies
         ##       Mythenquai-2, P.O. Box CH-8022, Zurich, Switzerland

Item 29.  Principal Underwriters

         (a) Kemper Distributors, Inc. acts as principal underwriter of the Registrant's shares and acts as principal underwriter of the Kemper Funds.

         (b) Information on the officers and directors of Kemper Distributors, Inc., principal underwriter for the Registrant is set forth below. The principal business address is 222 South Riverside Plaza, Chicago, Illinois 60606.

         (1)                               (2)                                     (3)

                                           Position and Offices with               Positions and
         Name                              Kemper Distributors, Inc.               Offices with Registrant
         ----                              -------------------------               -----------------------

         James L. Greenawalt               President                               None

         Thomas W. Littauer                Director, Chief Executive Officer       Vice President

         Kathryn L. Quirk                  Director, Secretary, Chief Legal        Vice President
                                           Officer & Vice President

         James J. McGovern                 Chief Financial Officer & Vice          None
                                           President

         Linda J. Wondrack                 Vice President & Chief Compliance       None
                                           Officer

                                Part C - Page 4

                                           Position and Offices with               Positions and
         Name                              Kemper Distributors, Inc.               Offices with Registrant
         ----                              -------------------------               -----------------------

         Paula Gaccione                    Vice President                          None

         Michael E. Harrington             Vice President                          None

         Robert A. Rudell                  Vice President                          None

         William M. Thomas                 Vice President                          None

         Elizabeth C. Werth                Vice President                          Assistant Secretary

         Todd N. Gierke                    Assistant Treasurer                     None

         Philip J. Collora                 Assistant Secretary                     Vice President and
                                                                                   Secretary

         Paul J. Elmlinger                 Assistant Secretary                     None

         Diane E. Ratekin                  Assistant Secretary                     None

         Daniel Pierce                     Director, Chairman                      Trustee

         Mark S. Casady                    Director, Vice Chairman                 President

         Stephen R. Beckwith               Director                                None

         (c)  Not applicable

Item 30.  Location of Accounts and Records

         Accounts, books and other documents are maintained at the offices of the Registrant, the offices of Registrant's investment adviser, Scudder Kemper Investments, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, at the offices of the Registrant's principal underwriter, Kemper Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606 or, in the case of records concerning custodial functions, at the offices of the custodian, Investors Fiduciary Trust Company ("IFTC"), 801 Pennsylvania Avenue, Kansas City, Missouri 64105 or, in the case of records concerning transfer agency functions, at the offices of IFTC and of the shareholder service agent, Kemper Service Company, 811 Main Street, Kansas City, Missouri 64105.

Item  31.  Management Services

         Not applicable.

Item  32.  Undertakings

         Not applicable.


                                Part C - Page 5

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago and State of Illinois, on the 24th day of November, 1998.

                                                   Zurich Money Funds

                                                   By  /s/Mark S. Casady
                                                       -----------------
                                                       Mark S. Casady, President


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below on November 24, 1998 on behalf of the following persons in the capacities indicated.

SIGNATURE                                   TITLE                                        DATE
---------                                   -----                                        ----


/s/Daniel Pierce                                                                         November 24, 1998
--------------------------------------
Daniel Pierce*                              Chairman and Trustee

/s/David W. Belin                                                                        November 24, 1998
--------------------------------------
David W. Belin*                             Trustee


/s/Lewis A. Burnham                                                                      November 24, 1998
--------------------------------------
Lewis A. Burnham*                           Trustee


/s/Donald L. Dunaway                                                                     November 24, 1998
--------------------------------------
Donald L. Dunaway*                          Trustee


/s/Robert B. Hoffman                                                                     November 24, 1998
--------------------------------------
Robert B. Hoffman*                          Trustee


/s/Donald R. Jones                                                                       November 24, 1998
--------------------------------------
Donald R. Jones*                            Trustee


/s/Shirley D. Peterson                                                                   November 24, 1998
--------------------------------------
Shirley D. Peterson*                        Trustee


/s/William P. Sommers                                                                    November 24, 1998
--------------------------------------
William P. Sommers*                         Trustee







SIGNATURE                                   TITLE                                        DATE
---------                                   -----                                        ----


/s/Edmond D. Villani                                                                     November 24, 1998
--------------------------------------
Edmond D. Villani*                          Trustee


/s/John R. Hebble                                                                         November 24, 1998
--------------------------------------
John R. Hebble                              Treasurer (Principal Financial and
                                            Accounting Officer)


*By:     /s/Philip J. Collora
         --------------------
         Philip J. Collora**

         **  Philip J. Collora signs this document
             pursuant to powers of attorney contained in Post-Effective Amendment No. 44 to the
             Registration Statement filed with the
             Securities and Exchange Commission on
             September 30, 1998.

                                INDEX TO EXHIBITS

              Exhibits

              99.B1(a)             Amended and Restated Declaration of Trust (1)
              99.B1(b)             Written Instrument Amending the Agreement and Declaration of Trust.(1)
              99.B1(c)             Written Instrument Amending the Agreement and Declaration of Trust.(1)
              99.B1(d)             Written Instrument Amending the Agreement and Declaration of Trust (3)
              99.B1(e)             Written Instrument Amending the Agreement and Declaration of Trust (4)
              99.B1(f)             Amended and Restated Declaration of Trust.  Submitted herewith.
              99.B2                By-Laws.(1)
              99.B3                Inapplicable.
              99.B4(a)             Text of Share Certificate.(1)
              99.B4(b)             Written Instrument Changing Name of Series of the Trust (3)
              99.B4(c)             Written Instrument Changing Name of Series of the Trust (4)
              99.B5(a)             Investment  Management  Agreement for Zurich Money Market Fund,  Zurich Government Money
                                   Fund and Zurich Tax-Free Money Fund.  Submitted herewith.
              99.B6                Selling Group Agreement. (1)
              99.B6(a)             Underwriting Agreement.  Submitted herewith.
              99.B7                Inapplicable.
              99.B8(a)             Custody Agreement.(1)
              99.B9(a)             Agency Agreement.(1)
              99.B9(b)             Supplement to Agency Agreement (3)
              99.B9(c)             Fund Accounting Services Agreement for Money Market Fund.  Submitted herewith.
              99.B9(d)             Fund Accounting Services Agreement for Government Money Fund.  Submitted herewith.
              99.B9(e)             Fund Accounting Services Agreement for Tax-Free Money Fund.  Submitted herewith.
              99.B10               Inapplicable.
              99.B11               Report and Consent of Independent Auditors.  Submitted herewith.
              99.B12               Inapplicable.
              99.B13               Inapplicable.
              99.B14(a)            Kemper Retirement Plan Prototype. (1)
              99.B14(b)            Model Individual Retirement Account. (1)
              99.B15               Inapplicable.
              99.B16               Performance Calculations. (2)
              99.B18               Inapplicable.
              99.B24               Inapplicable.
              27.1                 Financial Data Schedule for Money Market Fund.  Submitted herewith.
              27.2                 Financial Data Schedule for Government Money Fund.  Submitted herewith.
              27.3                 Financial Data Schedule for Tax-Free Money Fund.  Submitted herewith

(1) Incorporated herein by reference to Amendment No. 41 on Form N-1A filed on November 16, 1995.

(2) Incorporated herein by reference to Amendment No. 40 on Form N-1A filed on or about October 31, 1994.

(3) Incorporated herein by reference to Amendment No. 42 on Form N-1A filed on or about November 6, 1996.

(4) Incorporated herein by reference to Amendment No. 43 on Form N-1A filed on or about November 14, 1997.